Recorded at the request of:Recorded at the request of:
          Clerk of the Board of Supervisors
          County of Riverside


When recorded return to:
          Clerk of the Board of Supervisors
          4080 Lemon Street, 14/th/ Floor
          Riverside, CA  92501



                          DEVELOPMENT AGREEMENT NO 64


                        A development agreement between

                              COUNTY OF RIVERSIDE

                                      and

                          MINE RECLAMATION CORPORATION
                                   and others



                    Specific Plan Nos. 305 - EAGLE MOUNTAIN



                                    FINAL - BUT NOT EFFECTIVE UNTIL A LATER DATE
                                                NO SIGNATURES HAVE BEEN OBTAINED

                               TABLE OF CONTENTS

RECITALS....................................................................  1
--------
COVENANTS...................................................................  2
---------
1.   DEFINITIONS AND EXHIBITS...............................................  2
     ------------------------
     1.1  Definitions.......................................................  2
          -----------
     1.2  Exhibits..........................................................  7
          --------

2.   GENERAL PROVISIONS.....................................................  8
     ------------------
     2.1   Binding Effect of Agreement......................................  8
           ---------------------------
     2.2   Ownership of Property............................................  8
           ---------------------
     2.3   Term.............................................................  8
           ----
           2.3.1   Development Agreement....................................  8
                   ---------------------
           2.3.2   Specific Plan No. 305, Site Specific
                   ------------------------------------
                   Plot Plans and Plot Plans................................ 12
                   -------------------------
     2.4   Assignment....................................................... 12
           ----------
           2.4.1   Right to Assign.......................................... 12
                   ---------------
           2.4.2   Release of Transferring Owner............................ 13
                   -----------------------------
           2.4.3   Subsequent Assignment.................................... 14
                   ---------------------
           2.4.4   Partial Release of Purchaser, Transferee
                   ----------------------------------------
                   or Assignee of Industrial or Commercial
                   ---------------------------------------
                   Lot...................................................... 14
                   ---
     2.5   Amendment or Cancellation of Agreement........................... 14
           --------------------------------------
     2.6   Termination...................................................... 14
           -----------
     2.7   Disposal of Solid Waste.......................................... 15
           -----------------------
     2.8   Restriction on Importation....................................... 15
           --------------------------
     2.9   Notices.......................................................... 16
           -------

3.   DEVELOPMENT OF THE PROPERTY............................................ 18
     ---------------------------

     3.1   Rights to Develop................................................ 18
           -----------------
     3.2   Effect of Agreement on Land Use Regulations...................... 18
           -------------------------------------------
     3.3   Timing of Development............................................ 19
           ---------------------
     3.4   Changes and Amendments........................................... 19
           ----------------------
     3.5   Site Specific Plot Plan(s)....................................... 20
           --------------------------
     3.6   Plot Plan(s)..................................................... 20
           ------------
     3.7   Application Fees................................................. 20
           ----------------
     3.8   Reservations of Authority........................................ 21
           -------------------------
           3.8.1   Limitations, Reservations and
                   -----------------------------
                   Exceptions............................................... 21
                   ----------
           3.8.2   Modification or Suspension by State or
                   --------------------------------------
                   Federal Law.............................................. 22
                   -----------
           3.8.3   Intent................................................... 22
                   ------
     3.9   Public Works..................................................... 22
           ------------
     3.10  Access and Rights of Way......................................... 23
           ------------------------
     3.11  Regulation by other Public Agencies.............................. 23
           -----------------------------------
     3.12  Local Enforcement Agency Authority............................... 24
           ----------------------------------
     3.13  Vesting Tentative Maps........................................... 26
           ----------------------
     3.14  Staged Tonnage Increase.......................................... 27
           -----------------------

4.   ECONOMIC BENEFITS...................................................... 30
     -----------------
     4.1   Intent........................................................... 30
           ------
     4.2   Conveyance of Capacity of the Project............................ 30
           -------------------------------------
     4.3   Purchase of County Interest...................................... 30
           ---------------------------
     4.4   Conveyance Documentation......................................... 31
           ------------------------
     4.5   Default of Purchase and Sale Agreement........................... 31
           --------------------------------------
     4.6   Capacity Rights.................................................. 31
           ---------------
     4.7   Additional Payments by OWNER..................................... 32
           ----------------------------
           4.7.1   State and Federal Trust/Insurance
                   ---------------------------------
                   Programs................................................. 32
                   --------
           4.7.2   Insurance................................................ 32
                   ---------
           4.7.3   Park, Open Space, Habitat Mitigation,
                   -------------------------------------
                   Environmental Monitoring and Research.................... 32
                   -------------------------------------
           4.7.4   Environmental Mitigation Trust........................... 33
                   ------------------------------
           4.7.5   Rail Safety Improvement Trust Fund....................... 33
                   ----------------------------------
           4.7.6   Air Emissions Offset Trust Fund.......................... 35
                   -------------------------------
           4.7.7   Host Community Funding................................... 35
                   ----------------------
           4.7.8   UCR Endowment............................................ 36
                   -------------
           4.7.9   Waiver of Credit for Consultant Services
                   ----------------------------------------
                   Paid by MRC.............................................. 37
                   -----------
           4.7.10  Entire Economic Benefits................................. 38
                   ------------------------
5.   FINANCING OF PUBLIC IMPROVEMENTS....................................... 39
     --------------------------------
6.   REVIEW FOR COMPLIANCE.................................................. 39
     ---------------------
     6.1   Periodic Review.................................................. 39
           ---------------
     6.2   Special Review................................................... 39
           --------------
     6.3   Procedure........................................................ 39
           ---------
     6.4   Proceedings Upon Modification or Termination..................... 40
           --------------------------------------------
     6.5   Failure to Make Payment.......................................... 41
           -----------------------
     6.6   Hearing.......................................................... 41
           -------
     6.7   Certificate of Agreement Compliance.............................. 42
           -----------------------------------
7.   INCORPORATION AND ANNEXATION........................................... 42
     ----------------------------
     7.1   Intent........................................................... 42
           ------
     7.2   Incorporation.................................................... 42
           -------------
     7.3   Incorporation and Annexation..................................... 42
           ----------------------------
8.   DEFAULT AND REMEDIES................................................... 43
     --------------------
     8.1.  Remedies in General.............................................. 43
           -------------------
     8.2   Specific Performance............................................. 43
           --------------------
     8.3   Release.......................................................... 43
           -------
     8.4   Termination or Modification of Agreement for
           --------------------------------------------
           Default of OWNER................................................. 44
           ----------------
     8.5   Termination of Agreement for Default of COUNTY................... 44
           ----------------------------------------------
9.   THIRD PARTY LITIGATION, ENVIRONMENTAL IMPAIRMENT,
     -------------------------------------------------
     INDEMNITY AND FINANCIAL ASSURANCES..................................... 44
     ----------------------------------
     9.1   General Plan Litigation.......................................... 44
           -----------------------
     9.2   Third Party Litigation........................................... 45
           ----------------------

     9.3  OWNER Indemnity................................................... 46
          ---------------
     9.4  COUNTY Indemnity.................................................. 46
          ----------------
     9.5  Additional OWNER Indemnity........................................ 47
          --------------------------
     9.6  Reservation of Rights............................................. 47
          ---------------------
     9.7  Environmental Impairment and Damage to Natural
          ----------------------------------------------
          Resources......................................................... 48
          ---------
     9.8  Emergencies....................................................... 48
          -----------
     9.9  Financial Assurances.............................................. 49
          --------------------
          9.9.1  Letter of Credit........................................... 49
                 ----------------
          9.9.3  Comprehensive General Liability Insurance.................. 53
                 -------------------------------------------
          9.9.4  Corporate Guarantee........................................ 54
                 -------------------
          9.9.5  Financial Assurances Fund.................................. 56
                 -------------------------
          9.9.6  Priority of Use of Financial Assurances.................... 58
                 ---------------------------------------
          9.9.7  Alternative or Substitute Financial
                 -----------------------------------
                 Assurances................................................. 59
                 ----------
          9.9.8  Wrongful or Improper Claim or Draw by
                 -------------------------------------
                 COUNTY..................................................... 60
                 ------
     9.10 Source Communities Indemnity Provisions........................... 60
          ---------------------------------------
     9.11 Unforeseen Circumstances.......................................... 60
          ------------------------
     9.12 Survival.......................................................... 61
          --------
10.  MORTGAGEE PROTECTION................................................... 62
     --------------------
11.  MISCELLANEOUS PROVISIONS............................................... 63
     ------------------------
     11.1 Recordation of Agreement.......................................... 63
          ------------------------
     11.2 Entire Agreement.................................................. 64
          ----------------
     11.3 Severability...................................................... 64
          ------------
     11.4 Interpretation and Governing Law.................................. 64
          --------------------------------
     11.5 Section Headings.................................................. 64
          ----------------
     11.6 Singular and Plural............................................... 64
          -------------------
     11.7 Joint and Several Obligations..................................... 65
          -----------------------------
     11.8 Time of Essence................................................... 65
          ---------------
     11.9 Waiver............................................................ 65
          ------
     11.10 No Third Party Beneficiaries..................................... 65
           ----------------------------
     11.11 Force Majeure.................................................... 65
           -------------
     11.12 Mutual Covenants................................................. 65

     11.13 Successors in  Interest.......................................... 65
           -----------------------
     11.14 Counterparts..................................................... 66
           ------------
     11.15 Project as a Private Undertaking................................. 66
           --------------------------------
     11.16 Further Actions and Instruments.................................. 66
           -------------------------------
     11.17 Jurisdiction, Venue and Attorneys' Fees.......................... 66
           ---------------------------------------
     11.18 Eminent Domain................................................... 67
           --------------
     11.19 County's Reserve for Unfunded County Liabilities
           ------------------------------------------------
           on Other Landfills............................................... 67
           ------------------
     11.20 Authority to Execute............................................. 67
           --------------------

                         DEVELOPMENT AGREEMENT NO. 64
                         ----------------------------

     This Development Agreement (hereinafter "AGREEMENT") is entered into effective on the Effective Date, as defined herein, by and between the COUNTY OF RIVERSIDE (hereinafter "COUNTY"), MINE RECLAMATION CORPORATION, a California corporation, KAISER EAGLE MOUNTAIN, INC., a Delaware corporation, EAGLE MOUNTAIN RECLAMATION, INC., a Delaware corporation, and KAISER VENTURES INC., a Delaware corporation (hereinafter collectively "OWNER").

                                   RECITALS
                                   --------
     WHEREAS, the COUNTY is authorized to enter into binding development agreements with persons having legal or equitable interests in real property for the development of such property, pursuant to Section 65864, et seq. of the
                                                             -------
Government Code; and,

     WHEREAS, the COUNTY has adopted rules and regulations for consideration of development agreements, pursuant to Section 65865 of the Government Code; and,

     WHEREAS, OWNER and COUNTY have determined that a development agreement is the most appropriate means of meeting the needs of the parties and proceedings have been taken in accordance with the rules and regulations of COUNTY; and,

     WHEREAS, by electing to enter into this Agreement, COUNTY shall bind future Boards of Supervisors of COUNTY by the obligations specified herein and limit the future exercise of certain governmental and proprietary powers of COUNTY; and,

     WHEREAS, the terms and conditions of this Agreement have undergone extensive negotiation and review by COUNTY and the Board of Supervisors and have been found to be fair, just and reasonable; and,

     WHEREAS, the best interests of the citizens of Riverside County and the public health, safety and welfare will be served by entering into this Agreement; and,

     WHEREAS, the COUNTY has caused to be prepared an environmental impact report in accordance with all of the procedures of the California Environmental Quality Act [CEQA] with respect to the Project, Development Plan and the Agreement; and,

     WHEREAS, this Agreement and the Project are consistent with the Riverside County Comprehensive General Plan and any Specific Plan applicable thereto; and,

09/04/97

      WHEREAS, all actions taken and approvals given by COUNTY have been duly taken or approved in accordance with all applicable legal requirements for notice, public hearings, findings, votes, and other procedural matters; and,

     WHEREAS, the COUNTY has determined that there is a current and future need for environmentally safe landfill space; and,

     WHEREAS, development of the Property in accordance with this Agreement will provide substantial benefits to COUNTY and will further important policies and goals of COUNTY; and,

     WHEREAS, this Agreement will eliminate uncertainty in planning and provide for the orderly development of the Property, ensure progressive installation of necessary improvements, provide for public services appropriate to the development of the Project, assure vesting of legal rights to develop the Property in accordance with this Agreement, and generally serve the purposes for which development agreements under Sections 65864, et seq. of the Government
                                                   ------
Code are intended; and,

     WHEREAS, OWNER has incurred and will in the future incur substantial costs in order to assure development of the Property in reliance upon and in accordance with this Agreement; and,

     WHEREAS, prior to the Effective Date of this Agreement, COUNTY has approved a Specific Plan for the Property and its related Project;

                                   COVENANTS
                                   ---------
     NOW, THEREFORE, in consideration of the above recitals and of the mutual covenants hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.   DEFINITIONS AND EXHIBITS.
     ------------------------

     1.1   Definitions.   The following terms when used in this Agreement and
           -----------
Exhibits attached hereto or referred to herein shall be defined as follows:

          1.1.1     "AGREEMENT" means this Development Agreement.

          1.1.2 "COUNTY" means the County of Riverside, a political subdivision of the State of California.

          1.1.3     "COUNTY WASTE" means municipal solid waste

09/04/97
which was first collected for disposal, or was generated inside, the geographic boundaries of Riverside County as set forth in Government Code Section 23133 and including both incorporated and unincorporated territory within those boundaries.

          1.1.4 "DEVELOPMENT" means the improvement of the Property for the purposes of completing the structures, improvements and facilities comprising the Development Plan including, but not limited to: grading; the construction of infrastructure and public facilities related to the Development Plan whether located within or outside the Property; the construction of buildings and structures; and the installation of landscaping as required. "Development" does not include the maintenance, repair, reconstruction or redevelopment of any building, structure, improvement or facility after the construction and completion thereof.

          1.1.5 "DEVELOPMENT APPROVALS" means all permits and other entitlements for use subject to approval or issuance by COUNTY in connection with development of the Property including, but not limited to:

               (a)  General plan amendment;

               (b)  Specific plans and specific plan amendments;

               (c)  Tentative and final subdivision and parcel maps;

               (d) Conditional use permits, public use permits and site and plot plans;

               (e)  Zoning changes;

               (f)  Grading and building permits;

               (g)  Landfill facility permits;

               (h)  Encroachment permits;

               (i)  Mine reclamation plan revisions;

               (j) All such other and further COUNTY imposed discretionary permits, approvals or authorizations other than any ministerial permits or plans.

          1.1.6     "DEVELOPMENT EXACTION" means any requirement of

09/04/97

COUNTY in connection with or pursuant to any Land Use Regulation or Development Approval for the dedication of land, the construction of improvements or public facilities, or the payment of fees in order to lessen, offset, mitigate or compensate for the impacts of development on the environment or other public interests.

          1.1.7 "DEVELOPMENT PLAN" means the Existing Development Approvals for the Landfill to be developed and utilized on Property as contemplated by the Specific Plan No. 305 and the Specific Plan Zoning Ordinance for Specific Plan No. 305 and the Existing Land Use Regulations applicable to development of the
Property.   The "Development Plan" may be further defined, enhanced or modified pursuant to the provisions of this Agreement. "Development Plan" also means the development of the structures, improvements and facilities on the Property which are complementary and necessary for the Start Up of Operations for which approvals have been granted or may be granted in the future.

          1.1.8 "EFFECTIVE DATE" means the date this Agreement is recorded with the County Recorder; provided, however, that in no event shall this Agreement become effective, even if recorded, until and unless Kaiser Eagle Mountain, Inc., a wholly-owned subsidiary of Kaiser Ventures Inc., a Delaware corporation, has acquired the fee interest in the property which is currently owned by the United States of America and administered by the Bureau of Land Management ("BLM"), as more particularly described in the Environmental Impact Statement prepared by the BLM in conjunction with the Project, and the Lease described in Section 2.2 hereof includes the Property.

          1.1.9 "EXISTING DEVELOPMENT APPROVALS" means all COUNTY Development Approvals approved or issued prior to the Effective Date and all discretionary and administrative COUNTY approvals required to permit Start Up of Operations of the Landfill. Existing Development Approvals includes the Approvals incorporated herein as Exhibit "C" and all other Approvals which are a matter of public record on the Effective Date.

          1.1.10 "EXISTING LAND USE REGULATIONS" for the Landfill and the Project as defined in (S)1.1.17(a)-(h) hereof shall mean all Land Use Regulations in effect on the Effective Date. For the purpose of any other uses of the Property, including, but not limited to those identified in (S)1.1.17(i)-
(v) hereof, "Existing Land Use Regulations" shall mean all Land Use Regulations in effect on the date the application for such use is submitted to the COUNTY and deemed complete. Existing Land Use Regulations includes the Regulations incorporated herein as Exhibit "D" and all other regulations which are a matter of public record.

09/04/97

          1.1.11 "LANDFILL" means a Class III Nonhazardous solid waste disposal, storage and management facility located at the Property.

          1.1.12 "LAND USE REGULATIONS" means all ordinances, resolutions, codes, rules, regulations and official policies of COUNTY governing the development and use of land, including, without limitation, the permitted use of land, the density or intensity of use, subdivision requirements, the maximum height and size of proposed buildings, the provisions for reservation or dedication of land for public purposes, and the design, improvement and construction standards and specifications applicable to the development of the Property. "Land Use Regulations" does not include any COUNTY ordinance, resolution, code, rule, regulation or official policy, governing:

               (a)  The conduct of businesses, professions, and occupations;

               (b)  Taxes and assessments;

               (c)  The control and abatement of nuisances;

               (d) The granting of encroachment permits and the conveyance of rights and interests which provide for the use of or the entry upon public property;

               (e) The exercise of the power of eminent domain.

          1.1.13 "MORTGAGEE" means a mortgagee under a mortgage, a beneficiary under a deed of trust or any other security-device lender, and their successors and assigns.

          1.1.14 "NON-COUNTY WASTE" means municipal solid waste which is not County Waste.

          1.1.15 "NONHAZARDOUS SOLID WASTE" means all waste defined in Title 23 California Code of Regulations Section 2523 as it now exists or may be amended, provided, however, that the following are not and shall not in the future, either by amendment to Section 2523 or otherwise, be classified as Nonhazardous solid waste: incineration ash, putrescrible and nonputrescrible liquid waste, abandoned vehicles and parts thereof and sewage or water treatment sludge, even if they have been dewatered.

          1.1.16    "OWNER" means (i) Mine Reclamation Corporation,

09/04/97
a California corporation (the lessee of the Property), and its successors in interest to all or any part of the Property, (ii) Kaiser Eagle Mountain, Inc., a Delaware corporation (the owner of the Property), and its successors in interest to all or any part of the Property, (iii) Eagle Mountain Reclamation, Inc., a Delaware corporation (the current majority shareholder of Mine Reclamation Corporation), and its successors in interest, and (iv) Kaiser Ventures Inc., a Delaware corporation (the parent of Kaiser Eagle Mountain, Inc. and Eagle Mountain Reclamation, Inc.), and its successors in interest. The obligations of OWNER hereunder shall be performed by any one or more of the above described entities.

          1.1.17 "PROJECT" means the Landfill and complementary improvements and facilities to be developed as contemplated by the Development Plan and for which approvals have been or will be granted in order to achieve Start Up of Operations. "Project" also means the development of facilities as contemplated by the Specific Plan No. 305 and its zoning ordinance, for which approvals may be applied for and granted in the future, subject to the applicable environmental reviews. "Project" includes, but is not limited to, the following:

               (a) on-site, above-ground drop-off, storage, sorting and processing facilities for recyclable materials;

               (b)  temporary storage of household hazardous waste;

               (c) Methane or similar power-generating and landfill gas energy recovery facilities;

               (d)  Administration, repair, maintenance and fueling facilities;

               (e)  Truck marshaling yards;

               (f)  Rail yards for loading and unloading waste containers;

               (g)  Environmental monitoring facilities;

               (h) Such other compatible and ancillary uses necessary or convenient to the operation of any of the above-mentioned uses.

     "Project" may include, subject to further environmental review, and appropriate amendments to, Specific Plan No. 305 and/or

09/04/97
its zoning ordinance, if necessary, the following:

                  (i) Sales facilities for recycled materials and fabricated products;

                  (ii)   Fabricating plants or facilities;

                  (iii)  Mining facilities and operations;

                  (iv)   Composting or co-composting of solid waste; and,

                  (v)    Recycling facilities.

          1.1.18 "PROPERTY" means the real property described on Exhibit "A" and shown on Exhibit "B" to this Agreement.

          1.1.19 "RESERVATIONS OF AUTHORITY" means the rights and authority excepted from the assurances and rights provided to OWNER under this Agreement and reserved to COUNTY under Section 3.8 of this Agreement.

          1.1.20 "START UP OF OPERATIONS" means the first day that Nonhazardous solid waste is disposed at the Property.

          1.1.21 "SUBSEQUENT DEVELOPMENT APPROVALS" means all Development Approvals applied for subsequent to the Effective Date of this Agreement. "Subsequent Development Approvals" shall not include any continuation of the term of this Agreement pursuant to Section 2.3.1, any Site Specific Plot Plans as described in Section 3.5, or the staged tonnage provisions as described in
Section 3.14.

          1.1.22 "SUBSEQUENT LAND USE REGULATIONS" means any Land Use Regulations adopted and effective after the Effective Date of this Agreement.

          1.1.23 "MRC" means Mine Reclamation Corporation, a California corporation.

          1.1.24 "LESSOR" means Kaiser Eagle Mountain, Inc., a Delaware corporation.

     1.2  Exhibits.   The following documents are attached to, and by this
          ---------
reference made a part of, this Agreement:

          Exhibit "A" -- Legal Description of the Property.

          Exhibit "B" -- Map showing Property and its location.

09/04/97

          Exhibit "C" -- Existing Development Approvals.

          Exhibit "D" -- Existing Land Use Regulations.

          Exhibit "E" -- Assignment of Leasehold Interest.

          Exhibit "F" -- Purchase and Sale Agreement.

          Exhibit "G" -- Assignment of County Interest.

          Exhibit "H" -- Environmental Mitigation Trust.

          Exhibit "I" -- Certificate of Agreement Compliance.

          Exhibit "J" -- Letter of Credit.

          Exhibit "K" -- Guarantee Agreement.

2.   GENERAL PROVISIONS.
     -------------------

     2.1  Binding Effect of Agreement.  The Property is hereby made subject to
          ----------------------------
this Agreement. Development of the Property is hereby authorized and shall be carried out only in accordance with the terms of this Agreement and all documents incorporated herein.

     2.2  Ownership of Property.  MRC represents and covenants that it is the
          ----------------------
lessee pursuant to that certain lease between Kaiser Eagle Mountain, Inc. (Lessor) and MRC dated November 30, 1988, as amended (the "LEASE"), under which MRC holds a one hundred (100) year leasehold interest in the Property. Kaiser Eagle Mountain, Inc., represents that on the Effective Date it is the fee owner of the Property.

     2.3  Term.
          -----

          2.3.1     Development Agreement.  COUNTY has determined that the
                    ----------------------
Environmental Impact Statement/Environmental Impact Report ("EIS/EIR") for the Project adequately analyzes the environmental impacts of the disposal of up to 20,000 tons per day of Non-hazardous municipal solid waste at the Landfill for a period of over 100 years. COUNTY has approved a maximum of 20,000 tons per day, and the parties have agreed to stage the average daily volume of disposal of Non-County Waste as set forth in Section 3.14 below.

          The County has further approved the term of this Agreement for the period beginning on the Effective Date and continuing until November 30, 2088, and the parties have agreed to

09/04/97
stage the term. Specifically, the parties have agreed to an initial term of fifty (50) years from the Effective Date, although there will be additional Landfill capacity available at the expiration of the initial term of this Agreement. Accordingly, at any time or times after thirty (30) years from the Effective Date of this Agreement (and no earlier), and in accordance with the requirements of this Section 2.3.1, OWNER shall have the option(s) to continue the term of this Agreement for a period up to the then-expected remaining life of the Landfill's capacity as set forth in Specific Plan No. 305 (including any amendments thereto)("SPECIFIC PLAN"); provided, however, in no event shall the term of this "Agreement be extended under this Section 2.3.1 beyond November 30, 2088.

          If at any time or times after the thirtieth anniversary date of this Agreement OWNER desires to continue the term of this Agreement beyond the fifty
(50)-year initial term, OWNER shall so notify the COUNTY's Chief Executive Officer, in writing by certified mail, return receipt requested ("OWNER'S CONTINUATION NOTICE"). The COUNTY's Chief Executive Officer shall cause OWNER's Continuation Notice to be delivered to, and reviewed by, an independent panel of five scientists and engineers who shall be selected by the Dean/Chairman of Bourns College of Engineering Center for Environmental Research and Technology, University of California at Riverside (UCR CE-CERT)(or other designee of the Chancellor of UCR if CE-CERT is no longer part of UCR), with the concurrence of OWNER. If OWNER and the Dean/Chairman of UCR CE-CERT are unable to agree upon the selections to such panel within forty-five (45) days of the date of OWNER's Continuation Notice, then the panel shall be selected as follows within thirty
(30) days thereafter: two (2) members shall be selected by the Dean/Chairman of UCR CE-CERT (or other designee of the Chancellor of UCR if CE-CERT is no longer part of UCR); two (2) members shall be selected by OWNER from a list of ten qualified scientists and engineers provided to OWNER by the Dean/Chairman of UCR CE-CERT (or other designee of the Chancellor of UCR if CE-CERT is no longer part of UCR); and the fifth member shall be selected by the other four members.

          If the Dean/Chairman of UCR CE-CERT (or other designee of the Chancellor of UCR if CE-CERT is no longer part of UCR) is unable or unwilling to perform in accordance with the foregoing paragraph, or if the Citizens Oversight Committee established in the conditions of approval for the Specific Plan determines that UCR or UCR CE-CERT has a conflict of interest arising from the UCR Endowment (See Section 4.7.8), then, within forty-five (45) days of the date of OWNER's Continuation Notice, the COUNTY's Chief Executive Officer shall designate and cause a Chancellor/Dean from

09/04/97
another university within the State of California to work with OWNER to make such selections (or, in the event OWNER and such designee cannot agree, then to make two selections each, pursuant to and within the time periods specified in the foregoing paragraph).

          The panel shall limit its review to confirming that OWNER has substantially complied with all Existing Development Approvals, Subsequent Development Approvals and regulatory permits related to the construction and operation of the Landfill and confirming that the potential environmental impacts of the Project would remain as identified in the EIS/EIR. Any action or concurrence of a majority of the members of the panel shall be deemed to be the action of the panel for purposes of this Agreement.

          The panel shall conduct and complete its review within eight (8) months of the date of OWNER's Continuation Notice, and shall consider the EIS/EIR, the Existing and any Subsequent Development Approval documents and such existing site-specific data and evidence as may be presented by OWNER and appropriate regulatory agencies responsible for the issuance and enforcement of regulatory permits for the Landfill.

          a. If the panel confirms, based upon substantial evidence in the record before it, that OWNER has substantially complied with such approvals and permits and that the potential environmental impacts of the Project would remain as identified in the EIS/EIR, then this Agreement shall automatically be continued for the period delineated in OWNER's Continuation Notice, which shall not exceed the then-expected remaining life of the Landfill's capacity as set forth in the Specific Plan and shall not extend beyond November 30, 2088.

          b. If the panel preliminarily determines, based upon substantial evidence in the record before it, that OWNER has not substantially compled with its approvals and permits, but confirms that the potential environmental impacts of the Project would remain as identified in the EIS/EIR, then the panel shall provide to OWNER in writing all such reasons for its determination, and promptly meet with OWNER. If the panel and OWNER are able to reach agreement concerning OWNER's substantial compliance, then this Agreement shall automatically be continued for the period delineated in OWNER's

09/04/97

               Continuation Notice, which shall not exceed the then-expected remaining life of the Landfill's capacity as set forth in the Specific Plan and shall not extend beyond November 30, 2088, subject to the implementation of such agreement by OWNER.

               In the event the panel and OWNER are unable to reach agreement within ninety (90) days of commencement of discussions, then:

               i. OWNER may terminate the process, in which case the then-existing term of this Agreement shall not be continued beyond its expiration date; or

               ii. OWNER may request mediation of the matter by the Chief Executive Officer of the COUNTY or his designee. Such request shall be in writing, addressed to the Chief Executive Officer and the panel (in care of the Dean of UCR CE-CERT or his/her substitute as described in the fourth paragraph above of this subsection 2.3.1) and be sent by certified mail, return receipt requested. If at the conclusion of the mediation process OWNER and the panel are able to reach agreement, then this Agreement shall automatically be continued for the period delineated in OWNER's Continuation Notice, which shall not exceed the then-expected remaining life of the Landfill's capacity as set forth in the Specific Plan and shall not extend beyond November 30, 2088, subject to the implementation of such agreement by OWNER. In the event OWNER and the panel are unable to reach agreement, OWNER may terminate the process, and the then-existing term of this Agreement shall not be continued beyond its expiration date.

          c. If the panel determines, based upon substantial evidence in the record before it, that it cannot confirm that the potential environmental impacts of the Project would remain as identified in the EIS/EIR, then the panel shall provide to OWNER in writing all such reasons for its determination, the determination shall be reported to the Board of Supervisors and the then-existing term of this

09/04/97

               Agreement shall not at that time be continued beyond its expiration date.

          2.3.2     Specific Plan No. 305, Site Specific Plot Plans and Plot
                    --------------------------------------------------------
Plans.  The term of Specific Plan No. 305 and any Site Specific Plot Plans (see
------
Section 3.5 below) or Plot Plans (see Section 3.6 below) shall be co-terminous with the term of this Agreement (including any continuation beyond the 50-year initial term pursuant to Section 2.3.1 above), subject to the following: (a) the termination of this Agreement by reason of the default by COUNTY shall not cause a termination of the Specific Plan or any Site Specific Plot Plans or Plot Plans; and (b) in order to provide for closure and post-closure care and maintenance of the Landfill as required by law, upon termination of this Agreement (for reason other than COUNTY's default), the Specific Plan, Site Specific Plot Plans and Plot Plans shall continue for a period of thirty (30) years (subject to extension as provided below) after the termination of this Agreement, solely for purposes of closure and post-closure care and maintenance of the Landfill pursuant to the provisions of Federal Subtitle D regulations at 40 CFR Section 258.61 and California Code of Regulations at Title 27, Section 21180. The term of the Specific Plan, Site Specific Plot Plans and Plot Plans may be extended beyond the term provided herein in the discretion of the COUNTY Board of Supervisors, or in the event that the time required for post-closure care exceeds 30 years, as determined by then applicable laws and regulations governing landfill closure and post-closure care requirements.

     2.4  Assignment.
          -----------

          2.4.1     Right to Assign.  OWNER shall have the right to sell,
                    ---------------
transfer or assign its interest in and to the Property or Project in whole or in part (provided that no such partial transfer shall violate the Subdivision Map Act, Government Code Section 66410 et seq., or Riverside County Ordinance No.
460) to any person, partnership, joint venture, firm, corporation, trust, limited liability company, public agency, quasi-public agency, governmental authority or any other person or entity at any time during the term of this Agreement. Concurrent with any such sale, transfer or assignment, or within fifteen (15) business days thereafter, OWNER shall notify COUNTY, in writing, of such sale, transfer or assignment and shall provide COUNTY with an executed agreement, in a form reasonably acceptable to COUNTY, by the purchaser, transferee or assignee and providing therein that the purchaser, transferee or assignee expressly and unconditionally assumes all the duties and obligations of OWNER under this Agreement; provided, however, and notwithstanding the foregoing, MRC shall not sell, transfer or assign its leasehold interest in

09/04/97
and to the Landfill without the prior written consent of the COUNTY which shall not be unreasonably delayed, conditioned or withheld.

     Notwithstanding the failure of any purchaser, transferee or assignee to execute the agreement hereinabove, the burdens of this Agreement shall be binding upon such purchaser, transferee or assignee, but the benefits of this Agreement shall not inure to such purchaser, transferee or assignee until and unless such agreement is executed.

     The provisions of this Subsection are not intended to affect, and shall not affect, OWNER's right to encumber the Property or any interest therein pursuant to Section 10 below.

          2.4.2     Release of Transferring Owner.  Notwithstanding any sale,
                    -----------------------------
transfer or assignment, a transferring OWNER shall continue to be obligated under this Agreement unless such transferring OWNER is given a release in writing by COUNTY, which release shall be provided by COUNTY upon the full satisfaction by such transferring OWNER of the following conditions:

               (a) OWNER no longer has a legal or equitable interest in all or any part of the Property or Project, except OWNER may be permitted to be a mortgagee.

               (b)  OWNER is not then in material default under this Agreement.

               (c) OWNER has provided COUNTY with the notice and agreement executed in accordance with Subsection 2.4.1 above.

               (d) The purchaser, transferee or assignee provides COUNTY with financial assurances substantially equivalent to any financial assurances previously provided by OWNER to secure performance of its obligations hereunder.

     The release of the transferring OWNER in accordance with this Section 2.4.2
(i) shall not be delayed upon the satisfaction of the conditions set forth herein, and (ii) shall be canceled and of no force and effect should the transferring OWNER re-acquire any legal or equitable interest in all or any part of the Property or Project, except as permitted as a mortgagee.

          2.4.3     Subsequent Assignment.  Any subsequent sale, transfer or
                    ---------------------
assignment after an initial sale, transfer or

09/04/97
assignment shall be made only in accordance with and subject to the terms and conditions of Section 2.4.1.

            2.4.4     Partial Release of Purchaser, Transferee or Assignee of
                      -------------------------------------------------------
Industrial or Commercial Lot.  A purchaser, transferee or assignee of a lot,
----------------------------
which has been finally subdivided and for which a commercial or industrial plot plan for development of the lot, other than as a landfill of any type, has been finally approved, may submit a request, in writing, to COUNTY to release said lot from the obligations under this Agreement relating to all other portions of the Property. Within sixty (60) days of such request, COUNTY shall review, and if the above conditions specified in this Section 2.4.4 are satisfied (i.e., the lot has been finally subdivided and a commercial or industrial plot plan for the development of the lot has been finally approved), shall approve the request for release and notify the purchaser, transferee or assignee in writing thereof. No such release approved pursuant to this Subsection 2.4.4 shall cause, or otherwise effect, a release of OWNER from its duties and obligations under this Agreement.

     2.5  Amendment or Cancellation of Agreement.  This Agreement may be amended
          ---------------------------------------
or canceled in whole or in part only by written consent of all parties in the manner provided for in Government Code Section 65868 or applicable provision. This provision shall not limit any remedy of COUNTY or OWNER as provided by this Agreement.

     2.6  Termination. This Agreement shall be deemed terminated and of no
          ------------
further effect upon the occurrence of any of the following events:

               (a) Expiration of the applicable term of this Agreement as set forth in Section 2.3.1.

               (b) Entry of a final judgment by a court of competent jurisdiction (including the exhaustion of all appeals or, if no appeals are made, the expiration of all applicable appeals periods) setting aside, voiding or annulling this Agreement and/or the adoption of the ordinance approving this Agreement.

               (c) The adoption of a referendum measure overriding or repealing the ordinance approving this Agreement.

               (d) Failure of the Landfill to commence Start Up of Operations within ten (10) years of the

09/04/97

                    Effective Date of this Agreement.

               (e) Default of either party, pursuant to the provisions of Sections 8.4 and 8.5 of this Agreement.

     Upon the termination of this Agreement, no party shall have any further right or obligation hereunder except with respect to any obligation to have been performed prior to such termination or with respect to any default in the performance of the provisions of this Agreement which has occurred prior to such termination or with respect to any obligations which are specifically set forth as surviving this Agreement.

     2.7  Disposal of Solid Waste.  No Non-County Waste shall be knowingly
          -----------------------
delivered to or accepted on the Property from any person, firm, entity or agency source determined by the California Integrated Waste Management Board to be out of compliance with the then current household hazardous waste and recycling regulations unless disposal of waste in the Landfill would be a part of such source's proposed means to remedy any non-compliance. Except as otherwise provided herein, all solid waste shall be screened and processed through a transfer facility or materials recovery facility and meet the requirements for disposal at a Class III Nonhazardous solid waste disposal facility. If the Nonhazardous solid waste is County Waste, it shall be processed through facilities approved in accordance with the Riverside County Integrated Waste Management Plan (Waste Plan) if (i) the Waste Plan has been adopted; and (ii) the provisions of the Waste Plan are being applied on a uniform and consistent basis on all landfills within the COUNTY. Notwithstanding any provision of this Section to the contrary, nothing shall prohibit the disposal of nonhazardous solid County Waste from being deposited within the Landfill.

     2.8  Restriction on Importation.  No waste shall knowingly be delivered to
          --------------------------
or accepted at the Property which was generated at a site outside of the California counties of Los Angeles, Ventura, Santa Barbara, Riverside, Orange, San Diego and San Bernardino without any further environmental review as required by CEQA or other applicable law.

     No waste generated outside the geographic boundaries of the State of California shall knowingly be delivered to or accepted at the Property. The restrictions of this paragraph of Section 2.8 represent a voluntary and contractual agreement between OWNER and COUNTY.

09/04/97

     2.9  Notices.
          -------

          (a) As used in this Agreement, "notice" includes, but is not limited to, the communication of notice, request, demand, approval, statement, report, acceptance, consent, waiver, appointment or other communication required or permitted hereunder.

          (b) All notices shall be in writing and shall be considered given either: (i) when delivered in person to the recipient named below; or (ii) two
(2) business days after deposit in the United States mail in a sealed envelope as either registered or certified mail with return receipt requested, and postage and postal charges prepaid, and addressed to the recipient named below; or (iii) on the date of delivery shown in the records of the telegraph company after transmission by telegraph to the recipient named below; or (iv) upon receipt of a facsimile (fax) transmission to the fax number listed below. All notices shall be addressed as follows:


          IF TO COUNTY:
          Clerk of the Board of Supervisors
          County of Riverside
          4080 Lemon St., 14th Floor
          P. O. Box 1147
          Riverside, CA 92502-1147
          Fax No.:  909-275-1071

          WITH COPIES TO:

          Chief Executive Officer
          County of Riverside
          4080 Lemon St., 12th Floor
          Riverside, CA 92501
          Fax No.:  909-275-1105

          Director
          Planning Department
          County of Riverside
          4080 Lemon St., 9th Floor
          P.O. Box 1409
          Riverside, CA 92502-1409
          Fax No.:  909-275-3157

          County Counsel
          County of Riverside
          3535 Tenth St., Suite 300
          Riverside, CA 92501


09/04/97

          Fax No.:  909-275-6322

          Chief Executive Officer
          Riverside County Waste Resources Management District
          1995 Market Street
          Riverside, CA 92501
          Fax No.:  909-275-1374

          Director
          Environmental Health
          Health Administration Building
          4065 County Circle Drive
          Riverside, CA 92503
          Fax No.:  909-358-5017

          IF TO OWNER:
          Mine Reclamation Corporation
          43-645 Monterey Ave., Suite A
          Palm Desert, CA 92260
          Fax No.: 619-778-5891

          WITH COPIES TO:

          Mine Reclamation Corporation
          Chief Executive Officer
          43-645 Monterey Ave., Suite A
          Palm Desert, CA 92260
          Fax No.: 619-778-5891

          Mine Reclamation Corporation
          General Counsel
          3633 E. Inland Empire Blvd., Suite 850
          Ontario, CA 91764
          Fax No.:  909-944-6605

          IF TO KAISER EAGLE MOUNTAIN, INC., EAGLE MOUNTAIN RECLAMATION, INC. OR KAISER VENTURES INC.:

          Kaiser Eagle Mountain, Inc.
          Eagle Mountain Reclamation, Inc.
          Kaiser Ventures Inc.
          Attn.:  President
          3633 E. Inland Empire Blvd., Suite 850
          Ontario, CA 91764
          Fax No.:  909-944-6605

     (c) In the event notice is given by fax, a copy of the notice shall also be mailed, by first-class mail, postage prepaid, to the

09/04/97
recipients on the same day the fax notice is given.

     (d) Either party may, by notice given at any time, require subsequent notices to be given to another person or entity, whether a party or an officer or representative of a party, or to a different address, or both. Notices given before actual receipt of notice of change shall not be invalidated by the change.


3.   DEVELOPMENT OF THE PROPERTY.
     ---------------------------

     3.1  Rights to Develop.  Subject to the terms of this Agreement, including
          -----------------
the Reservations of Authority, OWNER shall have a vested right to develop the Property and operate the Landfill and other improvements constructed on the Property in accordance with, and to the extent of, the Development Plan. This vested right includes the right to obtain all approvals required for the Start Up of Operations as contemplated by the Development Plan, including the administrative approval of a Site Specific Plot Plan(s) consistent with and in accordance with Specific Plan No. 305 and its zoning ordinance. Except as otherwise provided in this Agreement, the permitted uses of the Property, the density and intensity of use, the maximum height and size of proposed buildings, and provisions for reservation and dedication of land for public purposes shall be those set forth in the Development Plan.

     3.2  Effect of Agreement on Land Use Regulations.  Except as otherwise
          -------------------------------------------
provided under the terms of this Agreement (including the Reservations of Authority), the rules, regulations and official policies governing permitted uses of the Property, the intensity of use of the Property, the maximum height and size of proposed buildings, and the design, improvement and construction standards and specifications applicable to development of the Property with respect to all required approvals for the Start Up of Operations shall be the Existing Land Use Regulations. In connection with any Subsequent Development Approval, COUNTY shall exercise its discretion in accordance with the Development Plan, and as provided by this Agreement including, but not limited to, the Reservations of Authority. COUNTY shall accept for processing, review and action all applications for Subsequent Development Approvals. COUNTY agrees to promptly commence and diligently proceed to complete the review of all of OWNER's applications for Subsequent Development Approvals during the preparation of all drawings, plans, and related documents. The staffs of COUNTY and OWNER shall hold regular progress meetings as needed to coordinate the preparation and review of such items. The staffs of COUNTY and OWNER shall communicate and consult informally as frequently as is

09/04/97
necessary to insure that formal submittal of any documents to COUNTY can receive prompt and speedy attention. COUNTY shall not unreasonably delay or withhold the approval of any application for a Subsequent Development Approval. Any disapproval by COUNTY shall state in writing all of the reasons for disapproval. No plan, permit or approval required for the Development of the Project shall be revoked or subsequently disapproved once issued by COUNTY provided that the plan, permit or approval is consistent with the Project.

     3.3  Timing of Development.  The parties acknowledge that OWNER cannot at
          ---------------------
this time predict when or the rate at which phases of the Property will be developed. Such decisions depend upon numerous factors which are not within the control of OWNER, such as market orientation and demand, interest rates, absorption, completion and other similar factors. Since the California Supreme Court held in Pardee Construction Co. v. City of Camarillo (1984) 37 Cal.3d 465,
              --------------------------------------------
that the failure of the parties therein to provide for the timing of development resulted in a later adopted initiative restricting the timing of development to prevail over such parties' agreement, it is the parties' intent to cure that deficiency by acknowledging and providing that OWNER shall have the right to develop the Property in such order and at such rate and at such times as OWNER deems appropriate within the exercise of its subjective business judgment, subject only to any timing or phasing requirements set forth in the Development Plan and Section 2.6(d) hereof.

     3.4  Changes and Amendments.  The parties acknowledge that refinement and
          ----------------------
further development of the Project will require Subsequent Development Approvals and may demonstrate that changes are appropriate and mutually desirable in the Existing Development Approvals. In the event OWNER finds that a change in the Existing Development Approvals is necessary or appropriate, OWNER shall apply for a Subsequent Development Approval to effectuate such change and COUNTY shall process and act on such application in accordance with the Existing Land Use Regulations, except as otherwise provided by this Agreement. If approved, any such change in the Existing Development Approvals shall be incorporated herein as an addendum to Exhibit "C," and may be further changed from time to time as provided in this Section. Unless otherwise required by law, a change to the Existing Development Approvals may be deemed "minor," as determined in COUNTY's reasonable discretion, and not require an amendment to this Agreement.

     3.5  Site Specific Plot Plan(s).  The parties acknowledge that
          --------------------------
implementation of the Landfill and Project as defined in (S)1.1.17(a)-(h) hereof requires the approval of Site Specific Plot

09/04/97

Plan(s)and that refinement and further development of the Landfill and Project as defined in (S)1.1.17(a)-(h) hereof may require future amendments to the Site Specific Plot Plan(s). The parties agree that, to the extent legally permissible, Site Specific Plot Plan(s) (including any grading permit(s) and building permit(s)) for the Landfill and Project as defined in (S) 1.1.17(a)-
(h), and any amendments thereto, shall be reviewed and approved by the COUNTY at an administrative level to determine its compliance with Specific Plan No. 305 and the Specific Plan zoning ordinance in accordance with the COUNTY's procedures for plot plans that are not subject to California Environmental Quality Act review but are transmitted to one or more governmental agencies other than the Riverside County Planning Department pursuant to Section 18.30 of Riverside County Ordinance No. 348. The parties further agree that the provisions of Section 18.30.d(3) and Section 18.30.e. of Riverside County Ordinance No. 348 shall not apply to Site Specific Plot Plan(s) implementing or refining the Landfill and Project as defined in (S)1.1.17(a)-(h) and that the decision of the Planning Director on Site Specific Plot Plan(s) shall be final.

     The term of any Site Specific Plot Plan shall not extend beyond the term of Specific Plan No. 305 (see Section 2.3.2 above).

     3.6  Plot Plan(s).  Plot Plans(s) for any other use, including but not
          ------------
limited to uses defined in (S)1.1.17(i)-(v) hereof, and any amendments thereto, shall be processed in accordance with the Existing Land Use Regulations except as otherwise provided by this Agreement, including the Reservations of Authority.

     The term of any Plot Plan shall not extend beyond the term of Specific Plan No. 305 (see Section 2.3.2 above).

     3.7  Application Fees.  In connection with the processing of any
          ----------------
discretionary or administrative approval required in order to achieve Start Up of Operations, including, but not limited to, Specific Plan No. 305 and its Zoning Ordinance, General Plan Amendment No. 402, Revised Permit to Reclamation Plan No. 107, any Site Specific Plot Plan(s) and the approval of this Agreement, OWNER shall (i) deposit in advance with COUNTY the entire amount of any fee set forth in the then-current COUNTY fee schedule for the processing of such approval, plus (ii) if the time actually and reasonably expended by COUNTY staff in processing any such approval, multiplied by the hourly rate of such personnel as set forth in Riverside County Ordinance Nos. 671 and 457, as they may be amended from time to time, exceeds the amount of the funds previously deposited by OWNER, upon written notice from COUNTY, OWNER shall deposit with COUNTY additional funds so that the total fee paid equals COUNTY's actual, reasonable processing costs.

09/04/97

     3.8  Reservations of Authority.
          -------------------------

          3.8.1     Limitations, Reservations and  Exceptions.  Notwithstanding
                    -----------------------------------------
any other provision of this Agreement, the following Subsequent Land Use Regulations shall apply to the development of the Property.

          (a) Standard processing fees and charges for processing Subsequent Development Approvals (including without limitation all General Plan Amendments, Specific Plan Amendments, Changes of Zone or Subdivision Maps within the boundaries of the Project as described in Exhibit "A"), and all Site Specific Plot Plans and Plot Plans within the boundaries of the Project imposed by COUNTY on a uniform COUNTY-wide basis at the time such fees are due, to cover the actual costs incurred by COUNTY for processing applications for such Subsequent Development Approvals, Site Specific Plot Plans and Plot Plans unless such processing fees and charges have been waived for any other privately owned or operated landfill in the COUNTY.

          (b) Except as provided in Section 3.5, procedural regulations relating to hearing bodies, petitions, applications, notices, findings, records, hearings, reports, recommendations, appeals and any other matter of procedure.

          (c) Regulations governing construction standards and specifications including, without limitation, the COUNTY's Building Code, Plumbing Code, Mechanical Code, Electrical Code, Fire Code and Grading Code.

          (d) Regulations imposing Development Exactions with respect to Subsequent Development Approvals; provided, however, that no such subsequently adopted Development Exaction shall be applicable to development of the Property unless such Development Exaction is applied uniformly to development, either throughout the COUNTY or within a defined area of benefit which includes the Property. No such subsequently adopted Development Exaction shall apply if its application to the Property would prevent or substantially impair development or operation of the Property for the uses and to the density or intensity of development set forth

09/04/97
in the Development Plan.

          (e) Except for the Landfill and the Project as defined in (S) 1.1.17(a)-(h) hereof, Land Use Regulations in effect on the date the application is submitted to COUNTY and deemed complete.

     Nothing in this Section is intended to exempt or otherwise relieve OWNER from its obligations to pay ad valorem property taxes and assessments (including any increases in same) in accordance with State law, or other taxes that may in the future be imposed on a Statewide level.

          3.8.2     Modification or Suspension by State or Federal Law.  In the
                    --------------------------------------------------
event that State or Federal laws or regulations, enacted after the Effective Date of this Agreement, prevent or preclude compliance with one or more of the provisions of this Agreement, such provisions of this Agreement shall be modified or suspended as may be necessary to comply with such State or Federal laws or regulations, provided, however, that this Agreement shall remain in full force and effect to the extent it is not inconsistent with such laws or regulations and to the extent such laws or regulations do not render such remaining provisions impractical to enforce.

          3.8.3     Intent.  The parties acknowledge and agree that COUNTY is
                    ------
restricted in its authority to limit its police power by contract and that the foregoing limitations, reservations and exceptions are intended to reserve to COUNTY all of its police power which cannot be so limited. This Agreement shall be construed, contrary to its stated terms if necessary, to reserve to COUNTY all such power and authority which cannot legally be restricted by contract.

     3.9  Public Works.  If OWNER is required by this Agreement to construct any
          ------------
public works facilities which will be dedicated to COUNTY or any other public agency upon completion, and if required by applicable laws to do so, OWNER shall perform such work in the same manner and subject to the same requirements as would be applicable to COUNTY or such other public agency should it have undertaken such construction.

     3.10 Access and Rights of Way.  In addition to the right of access and use
          ------------------------
of all public rights-of-way, COUNTY and OWNER acknowledge and agree that certain real property, together with improvements thereon, are required by OWNER for the development and operation of the Project. COUNTY acknowledges that in the event that OWNER has, after exercising reasonable efforts, been unable to

09/04/97
acquire the real property interest necessary for such access and related facilities required to service the Project, that in order to facilitate the acquisition of such real property interest, COUNTY agrees to use its best efforts to negotiate the purchase of such necessary real property interests in order to allow OWNER to construct such access and related facilities as required by this Agreement and if necessary, and in compliance with the procedures established by law, use its power of eminent domain to acquire such required real property interests. OWNER shall pay all costs associated with such acquisition or condemnation proceedings. This Section 3.10 is not intended by the parties to impose upon the OWNER an enforceable duty to acquire land or construct any public improvements on land not owned by OWNER, except to the extent that the OWNER elects to proceed with the development of the Project, and then only in accordance with valid conditions imposed by the COUNTY upon the development of the Project under the Subdivision Map Act or other legal authority.

     3.11 Regulation by other Public Agencies.  It is acknowledged by the
          -----------------------------------
parties that other public agencies, governmental authorities or public utilities ("public agencies") not within the direct or indirect control of COUNTY possess authority to regulate aspects of the development of the Property separately from or jointly with COUNTY, and this Agreement does not limit the authority of such other public agencies. COUNTY agrees, in good faith, to use its best efforts to assist OWNER or such other public agencies in the processing and/or review of any and all permits or approvals which may be required for the development and operation of the Project that are within the authority or otherwise issued or granted by other public agencies with jurisdiction over the development and operation of the Project. Any joint exercise of a regulatory authority between COUNTY and any other public agency shall be exercised by COUNTY consistent with the terms of this Agreement. This Agreement does not limit the authority, nor expand the duties, of the COUNTY or the Local Enforcement Agency to enforce applicable state and federal regulations.

     3.12 Local Enforcement Agency Authority.
          ----------------------------------

          3.12.1    OWNER and COUNTY agree that the Local Enforcement Agency
(LEA) designated by COUNTY and approved by the California Integrated Waste Management Board shall have authority to regulate all disposal, processing and/or transferring activities at the Project and shall have the right to make reasonable inspections to determine compliance with applicable laws and regulations.

          3.12.2    OWNER and COUNTY further agree that inspection

09/04/97
and monitoring of all solid waste facilities which are involved in the flow of waste to the Project is necessary to assure themselves of compliance with the Nonhazardous solid waste standards for all waste destined for the Project. OWNER and COUNTY, therefore, agree to the following:

          (a) The LEA may participate, subject to appropriate state authority, in the regulation of all solid waste facilities which are involved in the flow of waste to the Project;

          (b) In the event the LEA authority cannot be extended outside the boundaries of COUNTY, then OWNER agrees that COUNTY may elect to direct its Department of Environmental Health staff to perform such inspection and monitoring of all solid waste facilities involved in the flow of waste to the Project;

          (c) OWNER shall include a provision in each contract with a supplier of Non-County Waste that:

               (i) requires the waste supplier to operate under a valid Solid Waste Facilities Permit for such operations;

               (ii) requires the waste supplier to have and follow documented inspection procedures which seek to ensure that hazardous material and other prohibited materials are not included in the Nonhazardous solid waste delivered to the Project;

               (iii) provides that the waste supplier shall not ship to the
                     Landfill Non-hazardous waste from a community which has been found by a governmental agency or jurisdiction to be in violation of the provisions of any applicable state or federal law dealing with waste diversion to the Landfill unless diversion of waste to the Landfill through a state permitted recycling or transfer facility is an approved step to remedy any non-compliance;

09/04/97

               (iv) requires that the OWNER has the right to inspect, without notice, any facility from which waste will be delivered to the Project;

               (v) provides that OWNER may terminate or suspend any contract with any facility shipping waste to the Project if OWNER determines that the facility is not operating in substantial accordance with its permit, or is not substantially implementing its documented inspection procedure, or that the community served by it is not meeting the provisions of any applicable state or federal law dealing with waste diversion;

               (vi) provides the LEA and/or COUNTY Department of Environmental Health staff have the right to inspect, without notice, from time-to-time, but no more than once in any six-month period in the absence of a violation of the terms of the facility permit, any solid waste facility from which waste will be delivered to the Project.

          (d) OWNER shall, periodically on its own, and at any time requested by the LEA and/or COUNTY Department of Environmental Health, inspect all facilities from which waste is shipped to the Project or from which waste is delivered to the Project in order to verify proper implementation of the waste suppliers' documented inspection procedures and substantial compliance with all applicable state and federal solid waste laws and regulations, including but not limited to those dealing with waste diversion requirements. In addition, OWNER shall give the LEA and/or COUNTY Department of Environmental Health the opportunity to accompany OWNER during any such inspections.

          (e) Prior to the initial shipment of waste from a solid waste facility, and from time to time thereafter, the LEA and/or COUNTY Department of Environmental Health shall have the right

09/04/97
                    to verify that the solid waste facility (1) is operating in substantial compliance with its permit, (2) has a documented inspection procedure to ensure that hazardous materials and other prohibited materials are not included in waste shipped to the Project, and (3) is substantially implementing its documented inspection procedures, and that
                    (4) the community it serves is in substantial compliance with applicable state and federal laws dealing with waste diversion. Shipments will not be made to or accepted at the Project from any facility found not to be in compliance with this section.

          (f) The LEA and/or COUNTY Department of Environmental Health shall have the unrestricted right to inspect at any time any and all shipments of waste which are received at the Project to insure that only Nonhazardous solid waste is disposed of at the Landfill and is being delivered to the Project; such inspections shall not unreasonably or without cause disrupt or interfere with normal operations of the Landfill.

          (g) OWNER shall reimburse the LEA and/or COUNTY Department of Environmental Health, within thirty (30) days of billing, for all reasonable costs the LEA and/or COUNTY Department of Environmental Health incur in connection with the inspection and monitoring requirements set forth herein.

     3.13 Vesting Tentative Maps.  If any tentative or final subdivision map, or
          ----------------------
tentative or final parcel map, hereafter approved in connection with development of the Property, is a vesting map under the Subdivision Map Act (Government Code
Section 66410, et seq.) and Riverside County Ordinance No. 460, and if this
               -------
Agreement is determined by a final judgment of a court of competent jurisdiction (including the exhaustion of all appeals or, if no appeals are made, the expiration of all applicable appeals periods) to be invalid or unenforceable insofar as it grants a vested right to develop to OWNER, then and to that extent the rights and protections afforded OWNER under the laws and ordinances applicable to vesting maps shall supersede the provisions of this Agreement. Except as set forth immediately above, development of the Property

09/04/97
shall occur only as provided in this Agreement and other Development Approvals, and the provisions of this Agreement shall be controlling over any conflicting provision of law or ordinance concerning vesting maps.

     3.14 Staged Tonnage Increase.  The EIS/EIR for the Project adequately
          -----------------------
analyzes the environmental impacts of disposing up to 20,000 tons per day of non-hazardous municipal solid waste at the Landfill for a period of over 100 years and includes appropriate mitigation therefor. The COUNTY has approved a maximum of 20,000 tons per day in total County Waste and Non-County Waste to be disposed at the Landfill. The parties agree to stage the daily volume of disposal of Non-County Waste as follows.

          OWNER may dispose of an average of ten thousand (10,000) tons per day (i.e., a maximum of 260,000 tons per month) of Non-County Waste.

          OWNER may, at any time after ten (10) years from Start Up of Operations (or earlier with the concurrence of COUNTY's Chief Executive Officer) and up to five (5) times during the term of this Agreement, notify the COUNTY's Chief Executive Officer of OWNER's intention to increase the daily tonnage of County Waste plus Non-County Waste to be disposed at the site, up to a maximum total of 20,000 tons per day (520,000 tons per month). Any such notification ("OWNER'S STAGED TONNAGE NOTICE") shall be in writing and submitted to the COUNTY's Chief Executive Officer by certified mail, return receipt requested. The COUNTY's Chief Executive Officer shall cause OWNER's Staged Tonnage Notice to be delivered to, and reviewed by, an independent panel of five scientists and engineers who shall be selected by the Dean/Chairman of Bourns College of Engineering Center for Environmental Research and Technology, University of California at Riverside (UCR CE-CERT)(or other designee of the Chancellor of UCR if CE-CERT is no longer part of UCR), with the concurrence of OWNER. If OWNER and the Dean/Chairman of UCR CE-CERT are unable to agree upon the selections to such panel within forty-five (45) days of the date of OWNER's Notice, then the panel shall be selected as follows within thirty (30) days thereafter: two (2) members shall be selected by the Dean/Chairman of UCR CE-CERT (or other designee of the Chancellor of UCR if CE-CERT is no longer part of UCR); two (2) members shall be selected by OWNER from a list of ten qualified scientists and engineers provided to OWNER by the Dean/Chairman of UCR CE-CERT (or other designee of the Chancellor of UCR if CE-CERT is no longer part of UCR); and the fifth member shall be selected by the other four (4) members.

          If the Dean/Chairman of UCR CE-CERT (or other designee of

09/04/97
the Chancellor of UCR if CE-CERT is no longer part of UCR) is unable or unwilling to perform in accordance with the foregoing paragraph, or if the Citizens Oversight Committee established in the conditions of approval for the Specific Plan determines that UCR or UCR CE-CERT has a conflict of interest arising from the UCR Endowment (See Section 4.7.8), then, within forty-five (45) days of the date of OWNER's Staged Tonnage Notice, the COUNTY's Chief Executive Officer shall designate and cause a Chancellor/Dean from another university within the State of California to work with OWNER to make such selections (or, in the event OWNER and such designee cannot agree, then to make two selections each, pursuant to and within the time periods specified in the foregoing paragraph).

          The panel shall limit its review to confirming that OWNER has substantially complied with all Existing Development Approvals, Subsequent Development Approvals and regulatory permits related to the construction and operation of the Landfill and confirming that the potential environmental impacts of the Project would remain as identified in the EIS/EIR. Any action or concurrence of a majority of the members of the panel shall be deemed to be the action of the panel for purposes of this Agreement.

          The panel shall conduct and complete its review within eight (8) months of the date of OWNER's Staged Tonnage Notice, and shall consider the EIS/EIR, the Existing and any Subsequent Development Approval documents and such existing site-specific data and evidence as may be presented by OWNER and appropriate regulatory agencies responsible for the issuance and enforcement of regulatory permits for the Landfill.

     a. If the panel confirms, based upon substantial evidence in the record before it, that OWNER has substantially complied with such approvals and permits and that the potential environmental impacts of the Project would remain as identified in the EIS/EIR, then OWNER shall automatically be allowed to increase the daily tonnage of Non-County Waste to be disposed at the Landfill, up to the daily tonnage amount indicated in OWNER's Staged Tonnage Notice, provided that the total tonnage of County Waste plus Non-County Waste shall not exceed 20,000 tons per day.

     b. If the panel preliminarily determines, based upon substantial evidence in the record before it, that OWNER has not substantially complied with its approvals and permits, but confirms that the potential environmental impacts of the Project would remain as identified in the

09/04/97

          EIS/EIR, then the panel shall provide to OWNER in writing all such reasons for its determination, and promptly meet with OWNER. If the panel and OWNER are able to reach agreement concerning OWNER's substantial compliance, OWNER shall automatically be allowed to increase the daily tonnage of Non-County Waste, up to the daily tonnage amount indicated in OWNER's Staged Tonnage Notice, provided that the total tonnage of County Waste plus Non-County Waste shall not exceed 20,000 tons per day, subject to the implementation of such agreement by OWNER.

          In the event the panel and OWNER are unable to reach agreement within ninety (90) days of commencement of discussions, then:

          i. OWNER may terminate the process, in which case OWNER shall not be allowed to increase its average daily tonnage of Non-County Waste; or

          ii. OWNER may request mediation of the matter by the Chief Executive Officer of the COUNTY or his designee. Such request shall be in writing, addressed to the Chief Executive Officer and the panel (in care of the Dean of UCR CE-CERT or his/her substitute as described in the fourth paragraph above of this Section 3.14) and be sent by certified mail, return receipt requested. If at the conclusion of the mediation process OWNER and the panel are able to reach agreement, then OWNER shall automatically be allowed to increase the daily tonnage of Non-County Waste, up to the daily tonnage amount indicated in OWNER's Staged Tonnage Notice, provided that the total tonnage of County Waste plus Non-County Waste shall not exceed 20,000 tons per day, subject to the implementation of such agreement by OWNER. In the event OWNER and the panel are unable to reach agreement, OWNER may terminate the process, and OWNER shall not be allowed to increase its daily tonnage of Non-County Waste.

      c. If the panel determines, based upon substantial evidence in the record before it, that it cannot confirm that the potential environmental impacts of the Project would remain as identified in the EIS/EIR, then the panel shall provide to OWNER in writing all such reasons for its determination, that determination shall be reported to

09/04/97
          the Board of Supervisors, and OWNER shall not at that time be allowed to increase its daily tonnage of Non-County Waste.

4.   ECONOMIC BENEFITS.
     -----------------

     4.1  Intent.   The parties acknowledge and agree that development of the
          ------
Property and operation of the Landfill will result in substantial public needs which will not be fully met by the Development Plan and further acknowledge and agree that this Agreement confers substantial private benefits on OWNER which should be balanced by commensurate public benefits and mitigation. Accordingly, the parties intend to provide consideration to the public to balance the private benefits conferred on OWNER by providing more fully for the satisfaction of the public needs and mitigating potential impacts resulting from the Project.

     4.2  Conveyance of Capacity of the Project.  MRC hereby grants COUNTY an
          -------------------------------------
undivided eight percent (8%) interest in and to the air space of its leasehold interest in the Property as of the Effective Date of this Agreement in order to offset the diminution of future capacity within the COUNTY for the disposal of waste generated by its residents. Conveyance of said eight percent (8%) undivided interest (hereinafter "COUNTY INTEREST") will be effected by the delivery by MRC to COUNTY of an assignment of MRC's leasehold interest concurrently with the execution of this Agreement by MRC, which assignment shall be effective as of the Effective Date of this Agreement. The assignment documentation shall be in the same form as that attached hereto as Exhibit "E" incorporated herein by reference and made a part hereof.

     4.3  Purchase of County Interest.  Because the COUNTY currently has more
          ---------------------------
geographically convenient and currently more cost effective disposal facilities available to it, the capacity of which could accommodate waste generated within Riverside County for at least the next decade, and because the COUNTY does not wish to hold the County Interest for a long period of time given the potential for liability and the removal of the value of the interest from the COUNTY tax rolls, the COUNTY hereby accepts the County Interest only with the understanding that the County Interest is declared by COUNTY to be surplus property of the COUNTY and shall be immediately sold to MRC pursuant to the provisions of the Purchase and Sale Agreement. The Board of Supervisors finds and determines that MRC is the only party reasonably able to purchase the County Interest, and that the solicitation of bids for the purchase of the County Interest is futile and will not produce an advantage to the COUNTY. COUNTY's determination that the County Interest will be sold to MRC without fulfilling the requirements of

09/04/97

Government Code Section 25520, et seq. is made pursuant to the provisions set
                               -------
forth in Meakin v. Steveland (1977) 68 Cal.App.3d 490.
         -------------------

     4.4  Conveyance Documentation.  Title to the County Interest will be
          ------------------------
conveyed to MRC as of the effective date of the Purchase and Sale Agreement, which shall be the Effective Date of this Agreement. The conveyance documentation shall be in the same form as that attached hereto as Exhibit "G" incorporated herein by reference and made a part hereof.

     4.5  Default of Purchase and Sale Agreement.  The parties agree that
          --------------------------------------
default in the payment of the purchase price as set forth in the Purchase and Sale Agreement shall be a default of this Development Agreement.

     4.6  Capacity Rights.  As further consideration for the vested development
          ---------------
rights being granted to OWNER under this Agreement, OWNER covenants and agrees that from the Start Up of Operations and during the entire term of this Agreement, the COUNTY or Riverside County Waste Resources Management District ("DISTRICT") or, with the concurrence of the COUNTY and District, cities or other jurisdictions within the COUNTY, shall have the right to deliver to the Project in the aggregate up to Two Thousand (2,000) tons per day of County Waste at non-discriminatory rates which rates shall be determined after deducting the Purchase Price payments (net of amounts to be set aside for Environmental Mitigation Trust payments pursuant to Section 4.7.3 below) set forth in the Purchase and Sale Agreement. To the extent that COUNTY, District and/or such cities or other jurisdictions contract for and deliver in the aggregate more that one thousand five hundred (1500) tons per day, there shall be a ten percent (10%) discount from the basic price (i.e., from the non-discriminatory rate) set forth in the disposal contract for all tonnage in excess of 1500 tons per day. For purposes of this section, the "non-discriminatory rate" shall mean the lowest rate being paid by any user at the time the rate is determined. The non-discriminatory rate shall be subject to reduction from time to time during the term of the disposal contract effective if and when any user pays a rate that is lower than the initial non-discriminatory rate. Any such reductions in the non-discriminatory rate shall not be retroactive or applicable to waste previously disposed at the Project. The reservation of capacity rights set forth hereinabove shall be non-cumulative, shall be used or lost on a daily basis, and shall continue for the entire term of this Agreement. In addition, to the extent that OWNER has permitted, but uncommitted daily capacity at the Project, COUNTY or District or, with the concurrence of COUNTY and District, cities or jurisdictions within the COUNTY, shall at any time during the term of this Agreement have the first priority to contract for

09/04/97
and deliver County Waste to the Project. For purposes of this Section, "permitted, but uncommitted daily capacity at the Project" shall mean the daily capacity calculated in tons per day which the Project is legally permitted to accept minus the number of tons per day which it is contractually committed to accept from others, as of the date the COUNTY, District or city or jurisdiction within the COUNTY enters into the contract with OWNER to deliver such waste.

     4.7  Additional Payments by OWNER.  In addition to the purchase price,
          ----------------------------
OWNER shall make the following payments:

          4.7.1     State and Federal Trust/Insurance Programs.  OWNER shall
                    ------------------------------------------
maintain or cause to be maintained all trust funds and/or insurance programs and pay all fees now required or which in the future may be required by State or Federal law or regulatory programs for operation of a landfill including but not limited to those established under the provisions of Federal Subtitle D regulations at 40 CFR Section 258.61 and California Code of Regulations at Title 27, Section 21180 for closure and post-closure funds, corrective action funds and general or environmental liability funds.

          4.7.2     Insurance.  OWNER shall procure and pay the premium for
                    ---------
Comprehensive General Liability insurance for the Landfill which policy shall name COUNTY as an additional insured in amounts and upon such terms as shall be agreed upon by OWNER and the COUNTY. OWNER shall procure as necessary all other insurance required by applicable law.

          4.7.3     Park, Open Space, Habitat Mitigation, Environmental
                    ---------------------------------------------------
Monitoring and Research.  As a mitigation measure for the potential
-----------------------
environmental impacts of the Project pursuant to the EIS/EIR for the Project, and in accordance with the biological opinion issued by the U.S. Fish & Wildlife Service pursuant to Section 7 of the federal Endangered Species Act, an environmental mitigation trust payment equal to One Dollar ($1.00) per ton of waste delivered to the Landfill shall be paid. The following sums shall be deposited into an Environmental Mitigation Trust to be established by COUNTY as provided in Section 4.7.4 below: (i) from the proceeds paid by OWNER to COUNTY under the Purchase and Sale Agreement, the sum of Ninety Cents ($.90) per ton for each ton of Non-County Waste actually disposed at the Landfill; and (ii) from OWNER directly, the sum of Ninety Cents ($0.90) per ton for each ton of County Waste actually disposed at the Landfill. The parties acknowledge that OWNER has agreed to pay Ten Cents ($.10) per ton of the $1.00 per ton environmental mitigation trust payment directly to National Park Foundation, a Congressionally chartered private corporation, under a separate agreement between OWNER and the National Park Service. The use of the funds in the

09/04/97

Environmental Mitigation Trust shall be dedicated to the protection, acquisition, preservation, and restoration of parks, open space, biological habitat, scenic, cultural, and scientific resources; to support environmental education and research; mitigation of the Project's environmental impacts; and long term monitoring of the above-mentioned items.

          4.7.4     Environmental Mitigation Trust.  Prior to the Effective
                    ------------------------------
Date, the Board of Supervisors of COUNTY shall establish an Environmental Mitigation Trust in the form of Exhibit "H" attached hereto and incorporated herein by this reference. The funds deposited into the Environmental Mitigation Trust shall be expended and administered in accordance with the provisions of Exhibit "H."

          To the extent that OWNER may advance or otherwise pre-pay funds to the Environmental Mitigation Trust pursuant to an agreement between OWNER and COUNTY, then OWNER shall receive credit therefor, without interest, against payment required by OWNER pursuant to Section 4.7.3 (ii).

          The Board of Supervisors of COUNTY may pledge or encumber the assets (including the right to receive future income) of the Environmental Mitigation Trust to accomplish the purposes of the trust.

          4.7.5     Rail Safety Improvement Trust Fund.  In order to assist the
                    ----------------------------------
residents in the Banning-Beaumont Pass area (Calimesa, Beaumont, Banning and Cabazon) and/or the Eastern Coachella Valley area of Riverside County in achieving local rail safety upgrades for existing, at-grade, crossings along the Union Pacific Rail Line through Riverside County, OWNER agrees that it will fund 95% of the local share, not to exceed $500,000.00 per crossing, of the cost to construct four (4) grade separation crossings of the rail line, pursuant to the funding schedule set forth below.

          Four grade separations in the Banning-Beaumont Pass area and/or Eastern Coachella Valley shall be selected by the COUNTY and implemented in accordance with the priorities established by the Public Utilities Commission
(PUC) Grade Separation Program. OWNER shall fund 95% of the local share, not to exceed Five Hundred Thousand Dollars ($500,000.00) per grade separation, for each of the four grade separations.

          The funding schedule for OWNER's contribution towards the local share is as follows:

09/04/97

          (a)  First and Second Crossings.  For the first and second grade
               --------------------------
               separations approved, funding will be provided within ninety (90) days of OWNER receiving all of the necessary local, state and federal permits and approvals for operation of the Landfill, provided that such grade separations qualify for funding under the PUC program or similar program. Funding of these first two grade separations shall be provided so that no more than one (1) grade separation from each of the two areas listed above (Banning-Beaumont Pass and Eastern Coachella Valley) is funded. If at the time Landfill construction is commenced none, or only one, of the grade separations qualify for funding under the PUC or similar program, OWNER shall deposit said funds into a Rail Safety Improvement Trust Fund ("RAIL SAFETY IMPROVEMENT TRUST FUND") to be administered by the COUNTY for similar improvements along the Union Pacific Rail Line in the Banning-Beaumont Pass area and/or the Eastern Coachella Valley area of Riverside County. In any event, the funds for the first two crossings shall be spent equally between the two areas.

          (b)  Third and Fourth Crossings.  For the third grade separation
               --------------------------
               approved, funding will be provided by OWNER when the waste transported to the Project by rail reaches an average of 11,000 tons per day (tpd) over a 30-day period.

               For the fourth grade separation approved, funding will be provided by OWNER when the waste transported to the Project by rail reaches an average of 15,000 tpd over a 30-day period.

               The funds for the third and fourth grade separations shall be used for crossings in either the Banning-Beaumont Pass area or the Eastern Coachella Valley area. If no at-grade crossings in Riverside County qualify for funding under the PUC program or similar program in effect at that time, then OWNER shall deposit said funds into the Rail Safety Improvement Trust Fund to be administered by the COUNTY for similar improvements along the Union Pacific Rail line in the Banning-Beaumont Pass area and/or Eastern Coachella Valley.

          The foregoing obligations of OWNER under this Section

09/04/97

4.7.5 are contractual in nature and are not required mitigation under the California Environmental Quality Act.

          4.7.6     Air Emissions Offset Trust Fund.  Pursuant to COUNTY's
                    -------------------------------
request that OWNER provide funding for air emission offsets in the Coachella Valley, OWNER will provide funding in the amount of $150,000 when waste being transported to the Project by rail first reaches a level of 3,000 tons per day
(tpd) over a 30-day period. Such funds will be used in reducing or offsetting increases in air emissions from the Project in the Coachella Valley area of Riverside County. OWNER will provide additional funding in the amount of $150,000 when waste being transported to the Project by rail first reaches a level of 7,000 tpd over a 30-day period, 11,000 tpd over a 30-day period, and 15,000 tpd over a 30-day period. (This results in a total of $600,000.00 being funded by OWNER for air emissions offset under this provision.) The funds described herein ("AIR EMISSIONS OFFSET TRUST FUND") shall be paid to COUNTY or as designated by COUNTY when such funding is due. The COUNTY, after consultation with the Coachella Valley Association of Governments (CVAG,) will decide how the funding provided will be used to lower air emissions in the Coachella Valley portion of Riverside County.

          The foregoing obligations of OWNER under this Section 4.7.6 are contractual in nature and are not required mitigation under the California Environmental Quality Act.

          4.7.7     Host Community Funding.  As further consideration for the
                    ----------------------
vested development rights granted to OWNER hereunder, OWNER agrees to make a payment of five hundred thousand dollars ($500,000) to County Service Area 51, within ten (10) days of the commencement of construction of the Landfill.

          Thereafter, and until the total of all payments to County Service Area 51 under this Agreement (including the initial $500,000 payment) reaches two million dollars ($2 million), OWNER shall make the following payments to County Service Area 51 each year on July 1, based on the month with the highest average daily tonnage of Nonhazardous solid waste (averaged over the number of operating days in each subject month) delivered to the Landfill by rail over the previous 12-month period:

          a. One hundred thousand dollars ($100,000), when the highest average daily tonnage delivered to the Landfill by rail in any of the previous twelve months is between 3,000 tons per day (tpd) and 7,000 tpd.

09/04/97

          b. One hundred fifty thousand dollars ($150,000), when the highest average daily tonnage delivered to the Landfill by rail in any of the previous twelve months is between 7,000 tpd and 11,000 tpd.

          c. Two hundred thousand dollars ($200,000), when the highest average daily tonnage delivered to the Landfill by rail in any of the previous twelve months is greater than 11,000 tpd.

          After the aggregate amount of payments made by OWNER to County Service Area 51 reaches two million dollars ($2 million), and until termination of this Agreement, OWNER shall pay to County Service Area 51, fifty thousand dollars ($50,000) annually, on July 1. In no event shall any payments be required, or made, after the cessation of waste disposal at the Landfill.


          The foregoing obligations of OWNER under this Section 4.7.7 are contractual in nature and are not required mitigation under the California Environmental Quality Act.

          4.7.8     UCR Endowment.  OWNER and COUNTY acknowledge the continuing
                    -------------
need for research in the fields of landfill design and monitoring, waste reduction, alternatives to landfilling, mitigation of PM10 and PM2.5 impacts and other research relevant to landfill operations and waste disposal. To address these long term needs of COUNTY and the region, OWNER and COUNTY concur in the need to support long term research in these and related areas. To accomplish this, OWNER and COUNTY are committed to work with the University of California at Riverside to establish a program to create an endowment of ultimately not less than Ten Million Dollars ($10,000,000.00) to support this need for long term research ("UCR ENDOWMENT").

     The UCR Endowment will provide funding in perpetuity for research and for environmental educational programs in topics including, but not limited to:

          a.   Landfill liner system performance;
          b.   Groundwater modeling and monitoring;
          c.   Landfill gas and leachate generation;
          d. Alternatives to landfill disposal, including conversion of trash and landfill gas to energy;
          e. Alternative transportation technologies and other useable products;
          f. Assistance of new environmental businesses and technologies in the COUNTY; and

09/04/97

          g.   Assistance for small businesses in environmental compliance.

     The vision of the research and educational program is to:

          a. Protect the environment by developing technologies for improved landfill operations and monitoring, and by focusing on the attainment of ozone and particulate air quality standards in the COUNTY;
          b. Develop cleaner transportation systems for vehicles operating at landfills;
          c. Develop technologies that derive useful energy or by-products from refuse; and
          d. Improve the economic climate in the COUNTY by helping businesses with environmental compliance and supporting the establishment of new environmental businesses and technologies in the region.

     OWNER's and COUNTY's obligations under this Section 4.7.8 shall be limited to the negotiation in good faith with each other and with UCR to assist in securing funding for the UCR Endowment in an amount not to exceed Ten Million Dollars ($10,000,000.00) from potential sources such as California Environmental Protection Agency, U.S. Environmental Protection Agency, California Air Resources Board, South Coast Air Quality Management District, California Integrated Waste Management Board, the Eagle Mountain Environmental Mitigation Trust, and other businesses, organizations and individuals.

     The foregoing obligations of OWNER and COUNTY under this Section 4.7.8 are contractual in nature and are not required mitigation under the California Environmental Quality Act.

          4.7.9     Waiver of Credit for Consultant Services Paid by MRC.  MRC
                    ----------------------------------------------------
has advanced approximately $80,000 to DISTRICT for amounts actually paid by DISTRICT to employ outside consultants, pursuant to an agreement between MRC, COUNTY and DISTRICT approved by the DISTRICT's Board of Directors and COUNTY's Board of Supervisors on November 14, 1995. MRC agrees to waive its rights under said agreement to obtain a credit for such payments, and releases COUNTY and DISTRICT from their obligations to provide any such credits.

          4.7.10    Entire Economic Benefits.  It is the intent of the parties
                    ------------------------
that this Agreement specifically set forth all fees, exactions, taxes and other payments to be imposed on OWNER by or paid by OWNER to COUNTY, and that no new or additional fees, taxes,

09/04/97
exactions, donations, or other payments be imposed by or paid to COUNTY except as specifically provided for in this Agreement.

          OWNER shall pay all ad valorem property taxes and assessments (including any increases in same) in accordance with State law, and all other taxes that may in the future be imposed on a statewide level ("PROPERTY AND OTHER STATEWIDE TAXES").

          OWNER shall also pay, to the extent permitted by applicable law, any taxes or fees ("UNIFORM BUSINESS FEES") that are imposed by COUNTY on a uniform, County-wide basis on all businesses, which are not specific to the Project or to landfills and which are not based on acreage, gross revenue, tonnage of any waste deposited, or other landfill operational criteria. "Uniform Business Fees" shall include, by way of example, sales taxes or utility taxes that are imposed on all businesses County-wide.

          OWNER shall also pay all other payments, fees and exactions required under the other terms and provisions of this Agreement, specifically: the Purchase Price payments (Exhibit "F"); application and processing fees and charges ((S)(S)3.7, 3.8.1(a)); development exactions for Subsequent Development Approvals subject to the requirements of (S)3.8.1(d); condemnation costs ((S)3.10); LEA/Department of Environmental Health inspection and monitoring costs ((S)3.12.2(g)); financial benefits to COUNTY under Section 4.6; payments to be made under Sections 4.7.1 through 4.7.9 inclusive; and amounts to be paid by OWNER pursuant to Section 9.9 and all subsections thereunder. It is acknowledged by the parties that none of the fees, exactions or other payments payable by OWNER pursuant to this Agreement are taxes.

          Other than as described in the foregoing paragraphs of this Section 4.7.10, no other payments, taxes, fees, exactions or property donations shall be required by COUNTY in connection with the Property or the Project during the term of this Agreement. To the extent COUNTY, while this Agreement is in effect, imposes any new or additional taxes, fees, exactions, donations, or payments in connection with the Property or the Project other than as described in the foregoing paragraphs of this Section 4.7.10 and OWNER makes such payments, then OWNER shall be credited for such amounts against the payments OWNER owes to COUNTY pursuant to the terms of the Purchase and Sale Agreement.

5.   FINANCING OF PUBLIC IMPROVEMENTS.
     --------------------------------

     If deemed appropriate, COUNTY and OWNER will cooperate in the formation of any special assessment district, community facilities district or alternate financing mechanism to pay for the

09/04/97
construction and/or maintenance and operation of public infrastructure facilities required as part of the Development Plan. COUNTY also agrees that, to the extent any such district or other financing entity is formed and sells bonds in order to finance such reimbursements, OWNER may be reimbursed out of the proceeds of said district to the extent that OWNER spends funds or dedicates land for the establishment of public facilities. Notwithstanding the foregoing, it is acknowledged and agreed by the parties that nothing contained in this Agreement shall be construed as requiring COUNTY or the COUNTY Board of Supervisors to form any such district or to issue and sell bonds nor to reimburse OWNER out of the proceeds of COUNTY's sale of property to OWNER in accordance with the Purchase and Sale Agreement.

6.   REVIEW FOR COMPLIANCE.
     ---------------------

     6.1  Periodic Review.  The COUNTY Chief Executive Officer shall review this
          ---------------
Agreement annually, on or before the anniversary of the Effective Date, in order to ascertain the good faith compliance by OWNER with the terms of the Agreement. OWNER shall submit an Annual Monitoring Report, in a form acceptable to the COUNTY Chief Executive Officer, within 30 days after written notice from the COUNTY Chief Executive Officer. COUNTY hereby waives any annual or special review administration fee.

     6.2  Special Review.  The Board of Supervisors may order a special review
          --------------
of compliance with this Agreement at any time. OWNER shall be given written notice prior to the commencement of any special review. The COUNTY Chief Executive Officer, or other officer as may be directed by the Board, shall conduct such special review.

     6.3  Procedure.
          ---------

          (a) During either a periodic review or a special review, OWNER shall be required to demonstrate good faith compliance with the terms of this Agreement. Failure of OWNER, subject to matters beyond its reasonable control:

               (1) to submit its application for approval of the Project to the Colorado River Water Quality Control Board within ninety (90) days after Certification of EIR No. 397; or,

               (2) to submit its application for approval of the Project to the South Coast Air Quality Management District within two (2) months after Certification of EIR No. 397; or,

09/04/97

               (3) to submit its application for approval of the Project to the Local Enforcement Agency within six (6) months after Certification of EIR No. 397,

     shall be considered as evidence that OWNER is not complying in good faith with this Agreement.

          (b) Upon completion of a periodic review or a special review, the COUNTY Chief Executive Officer shall submit a report to the Board of Supervisors setting forth the evidence concerning good faith compliance by OWNER with the terms of this Agreement and his recommended finding on that issue.

          (c) If, after giving OWNER a reasonable opportunity to review and respond to the COUNTY Chief Executive's report, the Board finds on the basis of substantial evidence in the record before it that OWNER has complied in good faith with the terms and conditions of this Agreement in all material respects, the review shall be concluded.

          (d) If, after giving OWNER a reasonable opportunity to review and respond to the COUNTY Chief Executive's report, the Board makes a preliminary finding on the basis of substantial evidence in the record before it that OWNER has not complied in good faith with the terms and conditions of this Agreement in all material respects, the Board may proceed with modification or termination of this Agreement or other action as provided in Section 6.4 and Section 6.6. Written notice as provided under Section 8.4 of this Agreement shall be given to OWNER prior to or concurrent with, proceedings under Section 6.4 and Section 6.6.

     6.4  Proceedings Upon Modification or Termination.  If the Board makes a
          --------------------------------------------
preliminary finding of non-compliance in accordance with Section 6.3, then COUNTY may proceed to consider the modification or termination of this Agreement or other action, which shall be the subject of a hearing before the Board. COUNTY shall give written notice to OWNER of its preliminary findings, a summary of the substantial evidence in the current record which COUNTY asserts supports its preliminary findings, and the scheduled hearing date. The notice shall be given at least sixty (60) calendar days prior to the scheduled hearing and shall contain:

          (a)  The time, date and place of the hearing;

          (b) A statement as to whether COUNTY proposes to terminate or to modify the Agreement or take any

09/04/97
               other action, together with a detailed description of any proposed modifications or other proposed actions; and,

          (c) Such other information as is reasonably necessary to inform OWNER of the nature of the proceeding and give OWNER a reasonable opportunity to respond and be heard.

     6.5  Failure to Make Payment.  If at any time, OWNER fails to make a
          ------------------------
payment as required by the Purchase and Sale Agreement, COUNTY shall give written notice to OWNER of its intent to terminate, modify or take any other action with regard to this Agreement. The notice shall comply with the provisions of Section 6.4.

     6.6  Hearing.  At the time and place set for the hearing as noticed in
          -------
accordance with Section 6.4, OWNER shall be given an opportunity to be heard. OWNER shall be required to demonstrate good faith compliance with the terms and conditions of this Agreement in all material respects. If the Board of Supervisors finds, based upon substantial evidence in the record before it, that OWNER has not complied in good faith with the terms and conditions of this Agreement in all material respects, the Board shall require OWNER to take specific actions, within one hundred and twenty (120) days of the Board's decision, to cure such non-compliance. If OWNER fails to cure the non-compliance within 120 days, the COUNTY may terminate or modify this Agreement and take such other actions or impose such conditions as are reasonably necessary to protect the interests of the COUNTY; provided, however, if the nature of the non-compliance is such that it cannot reasonably be cured within 120 days and OWNER is proceeding in good faith and with due diligence to prosecute said cure to completion, OWNER shall not be considered to be in default. The decision of the Board of Supervisors to terminate or modify this Agreement or take any other action shall be final, subject only to judicial review pursuant to Section 1094.5 or similar provision of the Code of Civil Procedure.

     6.7  Certificate of Agreement Compliance.  If, after a Periodic or Special
          -----------------------------------
Review or upon any review that may be initiated at the request of OWNER, OWNER is found to be in compliance with this Agreement in all material respects, or has come into compliance with this Agreement by taking curative action within the time specified, COUNTY shall, within ten (10) days of request by OWNER, issue a Certificate of Agreement Compliance ("Certificate") to OWNER, in the form of Exhibit "I" attached hereto and incorporated herein by this reference, stating that after the most

09/04/97
recent Periodic or Special Review and based upon the information known or made known to the Board of Supervisors that (1) this Agreement remains in full force and effect, and (2) OWNER is not in default. The Certificate shall be in recordable form, shall contain information necessary to communicate constructive record notice of the finding of compliance, shall state whether the Certificate is issued after a Periodic or Special Review and shall state the anticipated date of commencement of the next Periodic Review. OWNER may record the Certificate with the County Recorder or file the Certificate with any other public agency or governmental authority.

     Whether or not the Certificate is relied upon by assignees or other transferees or OWNER, COUNTY shall not be bound by a Certificate if a default existed at the time of the Periodic or Special Review, but was concealed from or otherwise not known to the COUNTY Chief Executive Officer or Board of Supervisors.

7.   INCORPORATION AND ANNEXATION.
     ----------------------------

     7.1  Intent.  If all or any portion of the Property is annexed to or
          ------
otherwise becomes a part of a city or another county, it is the intent of the parties that this Agreement and its term shall survive and be binding upon such other jurisdiction.

     7.2  Incorporation.  If at any time during the term of this Agreement, a
          -------------
city is incorporated comprising all or any portion of the Property, the validity and effect of this Agreement shall be governed by Section 65865.3 (or similar provision) of the Government Code.

     7.3  Incorporation and Annexation.  OWNER and COUNTY shall oppose, in
          ----------------------------
accordance with the procedures provided by law, any incorporation of a city comprising all or any portion of the Property, any annexation to any city of all or any portion of the Property, and any formation of another county whose territory includes all or any portion of the Property unless both OWNER and COUNTY give written consent to such incorporation, annexation or formation.

8.   DEFAULT AND REMEDIES.
     --------------------

     8.1. Remedies in General.  It is acknowledged by the parties that COUNTY
          --------------------
would not have entered into this Agreement if there were not some limitation on COUNTY'S payment of damages that may be awarded to OWNER in a judgment for damages under this Agreement, or with respect to this Agreement or the application thereof.

09/04/97

          In general, each of the parties hereto may pursue any remedy at law or equity available for the breach of any provision of this Agreement, except that should COUNTY be liable in damages to OWNER, then OWNER covenants that collection of said damages shall be limited as follows:

          (a) In the year the judgment is final against COUNTY, OWNER shall not collect more than OWNER actually paid COUNTY pursuant to the Purchase and Sale Agreement (net of the amounts paid by COUNTY from the Purchase Price proceeds into the Environmental Mitigation Trust) during the immediately preceding calendar year;

          (b) If the amount of the judgment exceeds the amount collected pursuant to subparagraph (a) and if the Project remains in operation, the balance of the judgment (including interest) shall be collected at the rate of 50% of the amount actually paid by OWNER to COUNTY pursuant to the Purchase and Sale Agreement (net of the amounts paid by COUNTY from the Purchase Price proceeds into the Environmental Mitigation Trust) during the calendar year following finality of the judgment and every succeeding calendar year until the entire judgment is paid.

     8.2  Specific Performance.     The parties acknowledge that money damages
          ---------------------
and remedies at law generally are inadequate, and specific performance and other non-monetary relief are particularly appropriate and preferred remedies for the enforcement of this Agreement and shall be available to all parties.

     8.3  Release.    Except for causes of action based on breach of the terms
          -------
of this Agreement and causes of action for non-damage remedies, including the remedies of specific performance (see Section 8.2) and judicial review (see
Section 6.6), OWNER, for itself, its successors and assignees, hereby releases the COUNTY, its officers, agents and employees from any and all claims, demands, actions, or suits of any kind or nature arising out of any liability, known or unknown, present or future, including, but not limited to, any claim or liability, based or asserted, pursuant to Article I, Section 19 of the California Constitution, the Fifth Amendment of the United States Constitution, or any other law or ordinance which seeks to impose any other liability or damage, whatsoever, upon the COUNTY because it entered into this Agreement or because of the terms of this Agreement.

09/04/97

     8.4  Termination or Modification of Agreement for Default of
          -------------------------------------------------------

OWNER.  Subject to and upon compliance with the provisions contained in Section
-----
6 herein, COUNTY may terminate or modify this Agreement or take other action for any failure of OWNER to perform any material duty or obligation of OWNER under this Agreement, or to comply in good faith with the terms of this Agreement in all material respects.

     8.5  Termination of Agreement for Default of COUNTY.  OWNER
          ----------------------------------------------
may terminate this Agreement only in the event of a default by

COUNTY in the performance of a material term of this Agreement and only after providing written notice to COUNTY of default, setting forth the nature of the default and the actions, if any, required by COUNTY to cure such default and, where the default can be cured, COUNTY has failed to take such actions and cure such default within 120 days after the effective date of such notice or, in the event that such default cannot be cured within such 120-day period but can be cured within a longer time, has failed to commence the actions necessary to cure such default within such 120-day period and to diligently proceed to complete such actions and cure such default.

9.   THIRD PARTY LITIGATION, ENVIRONMENTAL IMPAIRMENT, INDEMNITY AND FINANCIAL
     -------------------------------------------------------------------------
     ASSURANCES.
     ----------

     9.1  General Plan Litigation.  COUNTY has determined that this Agreement is
          -----------------------
consistent with its Comprehensive General Plan, herein called General Plan, and that the General Plan meets all requirements of law. OWNER has reviewed the General Plan and concurs with COUNTY's determination. The parties acknowledge that:

          (a) Litigation is now pending challenging the legality, validity and adequacy of certain provisions of the General Plan; and,

          (b) In the future there may be other similar challenges to the General Plan; and,

          (c) If successful, such challenges could delay or prevent the performance of this Agreement and the development of the Property.

          COUNTY shall have no liability in damages under this Agreement for any failure of COUNTY to perform under this Agreement or the inability of OWNER to develop the Property as contemplated by the Development Plan of this Agreement as the result of a judicial determination that on the Effective Date, or at any time thereafter, the General Plan, or portions thereof, are invalid or inadequate or not in compliance with law.

09/04/97

     9.2  Third Party Litigation.  OWNER shall defend, at its expense (including
          ----------------------
COUNTY's reasonable attorneys' fees and attorneys' fees awarded by final judgment of a court of competent jurisdiction to a prevailing party), indemnify, and hold harmless COUNTY, its agents, officers and employees from any claim, action or proceeding against COUNTY, its agents, officers, or employees to attack, set aside, void, or annul the approval of this Agreement, the approval of any permit granted pursuant to this Agreement, any challenge to Comprehensive General Plan Amendment No. 402, Specific Plan No. 305, Change of Zone Case No. 6249, Environmental Impact Report No. 397, Revised Permit No. 158 to Reclamation Plan No. 107 and/or any other Existing Development Approval, Subsequent Development Approval, Site Specific Plot Plan (Section 3.5 above), Plot Plan (Section 3.6 above) or any other action by COUNTY in connection with the Project, to the extent that such claim, action or proceeding does not arise from COUNTY's default under this Agreement or COUNTY's violation of applicable law. COUNTY shall promptly notify OWNER of any such claim, action or proceeding, and COUNTY shall assist in the defense of any actions where COUNTY is named as a party and in which OWNER is obligated hereunder to defend COUNTY, including appeals therefrom. If COUNTY fails to promptly notify OWNER of any such claim, action or proceeding, or if COUNTY fails to assist in the defense, OWNER shall not thereafter be responsible to defend, indemnify, or hold harmless COUNTY.

          Should OWNER fail to perform or commence performing any of the obligations or to take any action set forth above in this Section 9.2 within sixty (60) days after OWNER becomes aware of such obligation, then COUNTY may retain any legal counsel, consultant, contractor or other third party as may be reasonably necessary to perform such obligation of OWNER. OWNER shall reimburse COUNTY for the reasonable costs of such third party within thirty (30) days of the date such costs are submitted by COUNTY to OWNER for payment. Should COUNTY suffer any cost, damage or expense by reason of OWNER's failure to take action as required above in this Section 9.2, OWNER shall reimburse COUNTY for the amounts within thirty (30) days of the date that such costs, damages or expenses are submitted by COUNTY to OWNER for payment.

     9.3  OWNER Indemnity.  OWNER shall indemnify and hold COUNTY, its officers,
          ---------------
agents, employees and independent contractors free and harmless from any liability whatsoever, based or asserted upon any act or omission of OWNER, its officers, agents, employees, subcontractors and independent contractors, for property damage, bodily injury, or death (OWNER's employees included) or any other element of damage of any kind or nature, relating to or in any way connected with or arising from the activities contemplated

09/04/97
hereunder, including, but not limited to, the study, design, engineering, construction, completion, failure and conveyance of the public improvements, save and except claims for damages to the extent arising from the sole active negligence or sole willful misconduct of COUNTY. OWNER shall defend, at its expense, including attorneys' fees, COUNTY, its officers, agents, employees and independent contractors in any legal action based upon such alleged acts or omissions.

          Should OWNER fail to perform or commence performing any of the obligations or to take any action set forth above in this Section 9.3 within sixty (60) days after OWNER becomes aware of such obligation, then COUNTY may retain any legal counsel, consultant, contractor or other third party as may be reasonably necessary to perform such obligation of OWNER. OWNER shall reimburse COUNTY for the reasonable costs of such third party within thirty (30) days of the date such costs are submitted by COUNTY to OWNER for payment. Should COUNTY suffer any cost, damage or expense by reason of OWNER's failure to take action as required above in this Section 9.3, OWNER shall reimburse COUNTY for the amounts within thirty (30) days of the date that such costs, damages or expenses are submitted by COUNTY to OWNER for payment.

     9.4  COUNTY Indemnity.  COUNTY shall indemnify and hold OWNER, its
          ----------------
officers, agents, employees and independent contractors free and harmless from any liability based or asserted upon acts or omissions of COUNTY, its officers, agents, employees, subcontractors and independent contractors, for property damage, bodily injury, or death or any other element of damage of any kind or nature arising from the sole active negligence or sole willful misconduct of COUNTY. COUNTY shall defend, at its expense, including attorneys' fees, OWNER, its officers, agents, employees and independent contractors in any legal action based upon such alleged acts or omissions. If OWNER fails to promptly notify COUNTY of any such claim, action or proceeding, or if OWNER fails to cooperate in the defense, COUNTY shall not thereafter be responsible to defend, indemnify or hold harmless OWNER.

OWNER reserves the right to approve the attorney(s) which COUNTY selects, hires or otherwise engages to defend OWNER hereunder, which approval shall not be unreasonably withheld. OWNER reserves the right, at its sole cost and expense, to employ counsel of its own choosing to defend or assist in the defense of OWNER in addition to the attorney(s) employed by COUNTY to defend OWNER.

     9.5  Additional OWNER Indemnity.  Notwithstanding any other provision of
          --------------------------
this Agreement, OWNER shall indemnify and hold COUNTY, its officers, agents, and employees free and harmless from any

09/04/97
liability, based or asserted upon any act or omission of OWNER, its officers, agents, employees, subcontractors, predecessors in interest (excluding COUNTY predecessor in interest as it relates to the air space conveyed in accordance with the Assignment of Leasehold Interest), successors, assigns and independent contractors for any violation of any federal, state or local law, ordinance or regulation relating to industrial hygiene or to environmental conditions on, under or about the Property, including, but not limited to, remediation of soil and groundwater conditions, and including COUNTY disposal of permitted waste at the Landfill, and OWNER shall defend, at its expense, including attorneys' fees, COUNTY, its officers, agents and employees in any action based or asserted upon any such alleged act or omission. OWNER's indemnification of COUNTY hereunder is also intended to include MRC's obligations for Landfill closure and post-closure care and maintenance as required by Federal Subtitle D regulations at 40 CFR
Section 258.61 and California Code Regulations at Title 27, Section 21180 or similar regulatory or statutory requirements.

          Should OWNER fail to perform or commence performing any of the obligations or to take any action set forth above in this Section 9.5 within sixty (60) days after OWNER becomes aware of such obligation, then COUNTY may retain any legal counsel, consultant, contractor or other third party as may be reasonably necessary to perform such obligation of OWNER. OWNER shall reimburse COUNTY for the reasonable costs of such third party within thirty (30) days of the date such costs are submitted by COUNTY to OWNER for payment. Should COUNTY suffer any cost, damage or expense by reason of OWNER's failure to take action as required above in this Section 9.5, OWNER shall reimburse COUNTY for the amounts within thirty (30) days of the date that such costs, damages or expenses are submitted by COUNTY to OWNER for payment.

     9.6  Reservation of Rights.  With respect to Sections 9.2, 9.3 and 9.5
          ---------------------
herein, COUNTY reserves the right to approve the attorney(s) which OWNER selects, hires or otherwise engages to defend COUNTY hereunder, which approval shall not be unreasonably withheld. COUNTY reserves the right, at its sole cost and expense, to employ counsel of its own choosing to defend or assist in the defense of COUNTY in addition to the attorney(s) employed by OWNER to defend COUNTY.

     9.7  Environmental Impairment and Damage to Natural Resources.  OWNER shall
          --------------------------------------------------------
promptly comply with all final judgments and orders issued by a court of competent jurisdiction as well as all orders, rules or regulations issued by any county, state or federal regulatory agency having jurisdiction over the Project which

09/04/97
require OWNER or COUNTY to remediate any environmental impairment or damage to any natural resource or to pay monetary damages to any third party as a result of any environmental impairment or damage to natural resources arising out of the Project.

          Should OWNER fail to perform or commence performing any of the obligations or to take any action set forth above in this Section 9.7 within sixty (60) days after OWNER becomes aware of such obligation, then COUNTY may retain any legal counsel, consultant, contractor or other third party as may be reasonably necessary to perform such obligation of OWNER. OWNER shall reimburse COUNTY for the reasonable costs of such third party within thirty (30) days of the date such costs are submitted by COUNTY to OWNER for payment. Should COUNTY suffer any cost, damage or expense by reason of OWNER's failure to take action as required above in this Section 9.7, OWNER shall reimburse COUNTY for the amounts within thirty (30) days of the date that such costs, damages or expenses are submitted by COUNTY to OWNER for payment.

     9.8  Emergencies.  In the event the Board of Supervisors of the COUNTY
          -----------
determines by Resolution and in good faith, that an emergency exists:

          (a) which, unless responded to immediately, would likely result in serious and immediate adverse impacts upon the public health, safety or welfare; and,

          (b) which is a direct result of an accident arising out of or connected with any aspect of the Project, including but not limited to operations at the Project and transportation of waste to the Project; and,

          (c) which appears, in the good faith judgment of the Board of Supervisors, to be the legal responsibility of the OWNER;

it may order OWNER to respond immediately to such emergency to commence and complete such cleanup, remediation or such other action as the Board of Supervisors determines necessary to reduce or eliminate the immediate threat to the public health, safety, or welfare. In the event OWNER refuses or neglects to immediately respond to the emergency, the COUNTY may undertake the cleanup, remediation or other response and draw upon the financial assurances required to be provided in and pursuant to the terms of Section 9.9 hereof to cover the cost of such cleanup, remediation or other response. In the event it is later determined, as a result of any lawsuit, negotiated settlement, arbitration or

09/04/97
otherwise, that OWNER was not, but for the terms of this Agreement, legally responsible to pay for the cleanup, remediation or other response, the COUNTY shall immediately reimburse OWNER for all amounts drawn from the financial assurances for which it is determined as a result of such negotiated settlement, arbitration, lawsuit or otherwise not to have been legally responsible to pay but for the terms of this Agreement.

          Should OWNER fail to perform or commence performing any of the obligations or to take any action set forth above in this Section 9.8 within sixty (60) days after OWNER becomes aware of such obligation, then COUNTY may retain any legal counsel, consultant, contractor or other third party as may be reasonably necessary to perform such obligation of OWNER. OWNER shall reimburse COUNTY for the reasonable costs of such third party within thirty (30) days of the date such costs are submitted by COUNTY to OWNER for payment. Should COUNTY suffer any cost, damage or expense by reason of OWNER's failure to take action as required above in this Section 9.8, OWNER shall reimburse COUNTY for the amounts within thirty (30) days of the date that such costs, damages or expenses are submitted by COUNTY to OWNER for payment.

     9.9  Financial Assurances.
          --------------------

          9.9.1  Letter of Credit.
                 ----------------

          (a) No later than five (5) business days after OWNER's receipt of all the land use approvals from the COUNTY necessary for the construction and operation of the Project, to secure OWNER's obligations pursuant to Sections 9.2, 9.3 and 9.5 hereof, OWNER shall deposit with COUNTY a letter of credit ("Letter of Credit") in the amount of Five Hundred Thousand Dollars ($500,000.00).

          (b) No later than the date of the execution of this Agreement by both parties, to secure OWNER's obligations pursuant to Sections 9.2,
               9.3 and 9.5 hereof, OWNER shall increase the amount of the Letter of Credit to One Million Dollars ($1,000,000.00), or provide a new letter of credit in the amount of One Million Dollars ($1,000,000.00), or deposit an additional letter of credit (or cash equivalent) in the amount of Five Hundred Thousand Dollars ($500,000.00), so that the aggregate amount of the Letter(s) of Credit equals One Million Dollars ($1,000,000.00).

09/04/97

          (c) Commencing on the date of Start Up of Operations of the Project and continuing until terminated as provided in this Agreement, to secure OWNER's obligations pursuant to Sections 9.2, 9.3, 9.5,
               9.7 and 9.8 hereof, OWNER shall increase the amount of the Letter of Credit to Two Million Dollars ($2,000,000.00), or provide a new Letter of Credit in the amount of Two Million Dollars ($2,000,000.00), or deposit an additional Letter of Credit of an additional One Million Dollars ($1,000,000.00), so that the aggregate amount of the Letter(s) of Credit equals Two Million Dollars ($2,000,000.00).

          (d) The Letter of Credit shall be irrevocable and shall be in substantially the form as Exhibit "J" attached hereto and incorporated herein by this reference. The Letter of Credit shall be payable in Riverside, California, or such other location as is specified in writing by COUNTY. The Letter of Credit shall allow for multiple draws. The Letter of Credit shall be issued by a financial institution with a Standard & Poor's or Moody's long-term senior unsecured debt rating ("credit rating") of B+ or better. In the event the credit rating of the issuing financial institution falls below B+, then OWNER shall obtain a replacement letter of credit satisfying the requirements of this section within ninety (90) days of being notified of the credit rating change. The Letter of Credit shall not require COUNTY to state or certify to the issuer that COUNTY has made any demand upon, or taken any action against, OWNER, as a condition to draw down on the Letter of Credit; provided, however, COUNTY shall comply with
               Section 9.9.1(e) below.

               Prior or subsequent to the issuance of the Letter of Credit, COUNTY may require an opinion from the issuer's legal counsel confirming that the Letter of Credit is an authorized and binding obligation of the issuer.

               At any time, and from time to time, OWNER may replace the Letter of Credit, change the issuing institution or modify the terms of the Letter of Credit, but only with the advance written consent of the COUNTY, which shall not be unreasonably

09/04/97
               withheld or delayed. Subject to the terms of Section 9.9.7 (Alternative or Substitute Financial Assurances), in the event OWNER desires to replace or modify the Letter of Credit or change the issuing institution, then OWNER shall first or concurrently obtain such replacement or new Letter of Credit in substantially the form of Exhibit "J" or as otherwise approved by the advance written consent of COUNTY.

          (e) COUNTY shall have the right to draw upon the Letter of Credit for any unpaid amount secured by the Letter of Credit (i) one hundred twenty (120) days after the date that OWNER is required to pay any such amount under this Agreement or (ii) sixty (60) days after written demand by COUNTY upon OWNER specifying the nature and amount of the obligation(s) due, whichever is earlier, except for demand(s) arising out of those obligations described in
               Section 9.8 of this Agreement ("Emergencies"), in which case five
               (5) days written demand shall be provided. COUNTY's right to draw upon the Letter of Credit shall be subject to Section 9.9.8 below (Wrongful or Improper Claim or Draw by COUNTY).

          9.9.2  Environmental Liability Insurance.
                 ---------------------------------

          (a) No later than the date of the execution of this Agreement by both parties, OWNER shall deposit with the COUNTY a certificate of insurance evidencing the issuance of an environmental liability insurance policy ("Environmental Liability Insurance") with coverage in an amount not less than Five Million Dollars ($5,000,000.00), naming COUNTY as an additional insured and containing emergency response and payment procedures that are satisfactory to COUNTY, to secure OWNER's obligations pursuant to Sections 9.3, 9.5, 9.7 and 9.8 hereof.

          (b) Commencing on the date of Start Up of Operations and continuing until terminated as provided in this Agreement, to secure OWNER's obligations pursuant to Sections 9.3, 9.5, 9.7 and 9.8 hereof, OWNER shall increase the amount of the Environmental Liability Insurance coverage to Ten Million Dollars ($10,000,000.00).

09/04/97

          (c) The Environmental Liability Insurance shall be issued by an insurance company with a Standard & Poor's, Moody's or AM Best rating of B+ or better. The Environmental Liability Insurance policy shall cover, without limitation, third party claims for environmental resource damages arising from the transportation or deposit of Nonhazardous municipal solid waste to or at the Landfill.

          (d) Prior to making any claim on the Environmental Liability Insurance, the COUNTY shall first provide at least sixty (60) days written demand on the OWNER, except for demand(s) arising out of those obligations described in Section 9.8 of this Agreement ("Emergencies"), in which case five (5) days written demand and notice shall be provided. Each demand and notice shall specify the nature and amount of the obligation(s) due. Following the expiration of the demand and notice periods described above, the COUNTY may proceed to present a claim on the Environmental Liability Insurance to the extent that the obligation(s) identified in the demand and notice have not been satisfied by the OWNER.

               COUNTY shall promptly provide OWNER with notice and a copy of any claim, document or correspondence submitted to or provided by the Environmental Liability Insurance carrier or it agent(s). COUNTY and OWNER shall cooperate in good faith in the submission and processing of any claim made on the Environmental Liability Insurance.

               COUNTY's right to make a claim upon the Environmental Liability Insurance shall be subject to Section 9.9.8 below (Wrongful or Improper Claim or Draw by COUNTY).

          (e) At any time, and from time to time, OWNER may change the Environmental Liability Insurance carrier, but only with the advance written consent of the COUNTY, which shall not be unreasonably withheld or delayed.

          (f) If at any time during the term of this Agreement the requisite Environmental Liability Insurance coverage is not available or is not in place, then

09/04/97
               the amount of the Corporate Guarantee provided pursuant to
               Section 9.9.4 below shall be increased accordingly, or other substitute financial assurance shall be provided in accordance with Section 9.9.7 below, or other financial assurance acceptable to COUNTY shall be provided.

          9.9.3  Comprehensive General Liability Insurance.
                 -----------------------------------------

          (a) No later than the date of the execution of this Agreement by both parties, and continuing throughout the term of this Agreement, OWNER shall deposit with the COUNTY a certificate of insurance evidencing the issuance of a comprehensive general liability insurance policy ("General Liability Insurance") with coverage in an amount not less than Ten Million Dollars ($10,000,000.00), naming COUNTY as an additional insured and containing emergency response and payment procedures that are satisfactory to COUNTY, to secure OWNER's obligations pursuant to Sections 9.3, 9.5 and
               9.8 hereof.

          (b) The General Liability Insurance shall be issued by an insurance company with a Standard & Poor's, Moody's or AM Best rating of B+ or better. The General Liability Insurance policy shall be reasonably satisfactory to COUNTY.

          (c) Prior to making any claim on the General Liability Insurance, the COUNTY shall first provide at least sixty (60) days written demand on the OWNER, except for demand(s) arising out of those obligations described in Section 9.8 of this Agreement ("Emergencies"), in which case five (5) days written demand and notice shall be provided. Each demand and notice shall specify the nature and amount of the obligation(s) due. Following the expiration of the demand and notice periods described above, the COUNTY may proceed to present a claim on the General Liability Insurance to the extent that the obligation(s) identified in the demand and notice have not been satisfied by the OWNER.

               COUNTY shall promptly provide OWNER with notice and a copy of any claim, document or correspondence submitted to or provided by the General Liability

09/04/97

               Insurance carrier or it agent(s). COUNTY and OWNER shall cooperate in good faith in the submission and processing of any claim made on the General Liability Insurance.

               COUNTY's right to make a claim upon the General Liability Insurance shall be subject to Section 9.9.8 below (Wrongful or Improper Claim or Draw by COUNTY).

          (d) At any time, and from time to time, OWNER may change the General Liability Insurance carrier, but only with the advance written consent of the COUNTY, which shall not be unreasonably withheld or delayed.

          9.9.4  Corporate Guarantee.
                 -------------------

          (a) Commencing upon the date of Start Up of Operations OWNER shall cause to be provided to COUNTY a guarantee agreement similar in form to Exhibit "K" attached hereto and incorporated herein by this reference ("Corporate Guarantee"), which absolutely and unconditionally guarantees the full and complete payment of any amounts payable by OWNER under Sections 9.2, 9.3, 9.5, 9.7 or 9.8 up to the maximum amount of Ten Million Dollars ($10,000,000.00) per single guaranteed event thereunder. The Corporate Guarantee shall be promptly reinstated to the full Ten Million Dollars ($10,000,000.00) after any payment in accordance with this Section or the Corporate Guarantee and shall remain in effect until and except to the extent it is terminated in whole or in part as provided in or pursuant to Sections 9.9.5(c) or 9.9.7 below or the Guarantee Agreement, or until the COUNTY gives its written consent to such termination.

          (b) The Corporate Guarantee shall be executed by a party or entity other than OWNER which has a Standard & Poor's or Moody's credit rating of B+ or better or a tangible net worth equal to at least One Hundred Million Dollars ($100,000,000.00). For purposes of this requirement, the guarantor's "tangible net worth" shall be calculated net of (i.e., excluding) the amount of the guarantor's investment in OWNER or in the Project and net of the amount of any

09/04/97
               other guarantee executed by the guarantor for OWNER's financial obligations relating to the Project (i.e., other than the guarantee required by this Section 9.9.4). At all times during the term of the Corporate Guarantee, and regardless of whether the amount of the Corporate Guarantee is reduced from time to time pursuant to Sections 9.9.5(c), 9.9.7, the Guarantee Agreement, or otherwise with the COUNTY's written consent, at that time the guarantor must have either (i) a credit rating of B+ or better, OR (ii) a tangible net worth equal to at least One Hundred Million Dollars ($100,000,000.00). Accordingly, if at any time during the term of the Corporate Guarantee, both (i) the guarantor's credit rating is below B+ (or the guarantor is unrated) AND (ii) the guarantor's tangible net worth is less than $100,000,000.00, then within ninety (90) days of becoming aware of such circumstance OWNER shall provide for adequate substitute or additional financial assurance(s) pursuant to Section 9.9.7 below (Alternative or Substitute Financial Assurances) or as otherwise agreed to in writing by COUNTY.

               The Corporate Guarantee may be replaced in whole or in part with adequate substitute financial assurance(s) pursuant to the requirements of Section 9.9.7. If a portion of the Corporate Guarantee is replaced by a substitute financial assurance pursuant to Section 9.9.7, thus reducing the amount of the Corporate Guarantee accordingly, or the amount of the Corporate Guarantee is reduced pursuant to Section 9.9.5(c), then the Corporate Guarantee shall remain in full force and effect as to the remaining amount of the Guarantee (i.e., that portion not replaced or reduced).

          (c) The Corporate Guarantee shall be accompanied by a certified resolution of the guarantor's board of directors (or other governing body if the guarantor is not a corporation) authorizing the guarantor to enter into and execute the Guarantee Agreement. COUNTY may also require an opinion from the guarantor's legal counsel confirming that the Corporate Guarantee is an authorized and binding obligation of the guarantor. Within one hundred twenty (120) days after the end of each fiscal year

09/04/97
               of the guarantor during the term of the Corporate Guarantee, the guarantor shall provide to COUNTY certification from a nationally recognized public accounting firm that the guarantor has the required level of tangible net worth (or required credit rating).
          (d) Prior to making any claim on the Corporate Guarantee, the COUNTY shall first provide at least sixty (60) days written demand on the OWNER, except for demand(s) arising out of those obligations described in Section 9.8 of this Agreement ("Emergencies"), in which case five (5) days written demand and notice shall be provided. Each demand and notice shall specify the nature and amount of the obligation(s) due.
               Following the expiration of the demand and notice periods described above, the COUNTY may proceed to present a claim on the Corporate Guarantee to the extent that the obligation(s) identified in the demand and notice have not been satisfied by the OWNER.

          (e) COUNTY's right to make a claim upon the Corporate Guarantee shall be subject to Section 9.9.8 below.

          (f) The obligations of OWNER imposed in Section 8 of Exhibit "K" are incorporated herein by reference as if set forth in full.

          9.9.5  Financial Assurances Fund.
                 -------------------------

          (a) Commencing upon the date of Start Up of Operations, OWNER and COUNTY shall contribute into a financial assurances fund to be held by a trustee or other entity mutually selected by OWNER and COUNTY ("Financial Assurances Fund") a total of Ten Cents ($0.10) per each ton of waste deposited at the Landfill, on a monthly basis until such time that the Financial Assurances Fund equals and is maintained at a minimum amount of Fifty Million Dollars ($50,000,000.00)( the "Fund Cap"). OWNER and COUNTY shall each contribute one half (i.e., Five Cents ($0.05) per ton) of the per tonnage amount required to be deposited into the Fund. COUNTY's allocated portion of the deposit may come from the Purchase Price, or otherwise, in the discretion of the COUNTY. All interest or other earnings from the Financial Assurances Fund shall be deposited into and held in the Fund. After the

09/04/97

               Fund Cap is reached, any amounts in the Financial
               Assurances Fund in excess of the Fund Cap may be distributed equally to OWNER and COUNTY if OWNER and COUNTY mutually agree.

          (b) The monies in the Financial Assurances Fund shall be held and administered, pursuant to a separate agreement to be entered into between COUNTY and OWNER, for the exclusive purposes of securing OWNER'S obligations under Sections 9.2, 9.3, 9.5, 9.7 and 9.8 above, for securing COUNTY's obligations to OWNER under this Agreement, and for discharging any environmental liability of OWNER or COUNTY in connection with the transportation or deposit of waste at the Landfill (the "Financial Assurances Fund Agreement"). Although COUNTY and OWNER shall each own fifty percent (50%) of the Financial Assurances Fund (assuming COUNTY and OWNER have made equal deposits), the Financial Assurances Fund Agreement shall structure the holding and administration of the Financial Assurances Fund in such a manner so as to reasonably minimize the risk to and/or loss of any monies in the Financial Assurances Fund as a result of the bankruptcy of or creditor's claims against either the COUNTY or OWNER not arising from such party's obligations under this Agreement.

          (c) At any time that the balance of funds in the Financial Assurances Fund is such that the aggregate amount of financial assurances provided under Sections 9.9.1 (Letter of Credit, up to a maximum of $2 million), 9.9.2 (Environmental Liability Insurance, up to a maximum of $10 million), 9.9.4 (Corporate Guarantee, up to a maximum of $10 million) and 9.9.5 (Financial Assurances Fund) exceeds Thirty Million Dollars ($30,000,000.00), then OWNER shall have the right to reduce, by the amount of such excess, the amount of the (1) Letter of Credit, (2) Environmental Liability Insurance, and (3) Corporate Guarantee, in that order as (and if) the amount of each is respectively reduced in full or as otherwise agreed to by COUNTY, provided that the aggregate amount of financial assurances available thereafter does not fall below Thirty Million Dollars ($30,000,000.00).

          (d)  Unless otherwise provided in the agreement between

09/04/97

               COUNTY and OWNER described in subsection (b) above, prior to making any claim on the Financial Assurances Fund, the COUNTY shall first provide at least sixty (60) days written demand on the OWNER, except for demand(s) arising out of those obligations described in Section 9.8 of this Agreement ("Emergencies"), in which case five (5) days written demand and notice shall be provided. Each demand and notice shall specify the nature and amount of the obligation(s) due. Following the expiration of the demand and notice periods described above, the COUNTY may proceed to draw on the Financial Assurances Fund to the extent that the obligation(s) identified in the demand and notice have not been satisfied by the OWNER. COUNTY's right to make a claim or draw upon the Financial Assurances Fund shall be subject to Section
               9.9.8 below.

          9.9.6   Priority of Use of Financial Assurances.  Notwithstanding any
                  ---------------------------------------
other provision of this Agreement, except in the event of an Emergency (see
Section 9.8 above), if OWNER does not pay any obligation of OWNER arising out of
Section 9.2, 9.3, 9.5, 9.7 or 9.8 hereinabove, COUNTY shall seek payment of OWNER's obligations from the financial assurances provided in Section 9.9 and subsections thereunder in the following order of priority unless OWNER shall otherwise agree:

          (a) First, a claim shall be made against the Environmental Liability Insurance or General Liability Insurance, as appropriate;

          (b) Second, to the extent there is no insurance or if the insurance claim has not been paid, compromised or is denied within one hundred eighty (180) days of the submission of the claim, a call or claim may be made on and only to the extent of that portion, if any, of the Financial Assurances Fund which then exceeds a Fund balance of Eight Million Dollars ($8,000,000.00);

          (c) Third, to the extent a claim or call is not satisfied by insurance and/or the Financial Assurances Fund as provided in subparagraphs (a) and (b) above, a call or claim may be made on the Letter of Credit(s);

          (d)  Fourth, to the extent a claim or call is not

09/04/97
               satisfied by insurance, the Financial Assurances Fund and/or the Letter(s) of Credit as provided in subparagraphs (a), (b) and (c) above, a call or claim may be made on the Corporate Guarantee; and

          (e) Fifth, to the extent a claim or call is not satisfied by insurance, the Financial Assurances Fund, the Letter(s) of Credit and/or the Corporate Guarantee as provided in subparagraphs (a), (b), (c) and (d) above, a call or claim may be made on the balance of the Financial Assurances Fund.

     COUNTY's right to make a claim or draw upon any financial assurance shall be subject to Section 9.9.8 below. COUNTY and OWNER shall promptly each provide the other with notice and copies of all claims, correspondence or other documents submitted to or provided by any insurance carrier, trustee, financial institution or other party in connection with any claim or call on any financial assurance.

          9.9.7  Alternative or Substitute Financial Assurances.  With the
                 ----------------------------------------------
COUNTY's consent, which shall not be unreasonably withheld or delayed, OWNER shall have the right to replace in whole or in part any of the financial assurances listed in Sections 9.9.1 through 9.9.5 with a substitute financial assurance, provided that (i) the total dollar amount of the financial assurance being replaced shall not be reduced from the dollar amount of such financial assurance then in place (and required to be in place) at the time of the substitution, (ii) insurance may not be used as a substitute financial assurance without the COUNTY's advance written consent, and (iii) no portion of the Financial Assurances Fund may be replaced by another financial assurance until the aggregate amount of financial assurances exceeds Thirty Million Dollars ($30,000,000.00) and a minimum balance of Eight Million Dollars ($8,000,000.00) is maintained in the Financial Assurances Fund after such substitution.

          In the event OWNER substitutes a new or additional Letter of Credit for all or any part of any financial assurance hereunder, then such new or additional Letter of Credit shall be in substantially the form of Exhibit "J" or as otherwise approved by the advance written consent of COUNTY.

          9.9.8  Wrongful or Improper Claim or Draw by COUNTY.  COUNTY agrees
                 ---------------------------------------------
that in the event (i) COUNTY makes a claim or draw on any of the financial assurances described above in Sections 9.9.1 (Letter of Credit), 9.9.2 (Environmental Liability Insurance), 9.9.3 (Comprehensive General Liability Insurance), 9.9.4 (Corporate

09/04/97

Guarantee)and 9.9.5 (Financial Assurances Fund) without just cause, i.e., OWNER is not in breach of any of its obligations secured by such financial assurance under this Agreement, or (ii) COUNTY makes a claim or draw on any financial assurance in violation of the priority provisions of Section 9.9.7 above (Priority of Use of Financial Assurances), then COUNTY shall immediately reimburse to OWNER the principal amount, if any, wrongfully or improperly drawn on such financial assurance and all of OWNER's reasonable costs, expenses and fees (including without limitation attorneys' fees) incurred in connection with such wrongful or improper claim or draw, together with interest on all such amounts (including the principal amount of the draw) at the then highest lawful rate.

     9.10 Source Communities Indemnity Provisions.  OWNER will request, and use
          ---------------------------------------
its reasonable, good faith efforts to require, that each contract (Contract) entered into between OWNER and any entity, whether public or private, which provides for the delivery of waste to or disposal of waste at the Project shall contain a provision, enforceable by the COUNTY, and which survives the termination of this Agreement and the Contract, which shall provide that such entity shall defend, indemnify, save and hold COUNTY and District, their respective officers, agents and employees harmless from any and all liabilities, penalties, fines, demands, claims, causes of action, suits and costs and expenses incidental thereto, including, without limitation costs of judgments, orders, defense, settlement and reasonable attorneys fees, which COUNTY or District may suffer, incur, be responsible for or pay out, of whatsoever nature or kind, including without limitation costs associated with environmental impairment and remediation, caused by the delivery by such entity or its agents of any waste which is not Nonhazardous solid waste to the Project or disposal of any waste which is not Nonhazardous solid waste in the Landfill. Such provision shall not limit any other remedy or right available to COUNTY or District at law or equity.

     9.11 Unforeseen Circumstances.  If an unforeseen circumstance or event
          ------------------------
resulting from the Project occurs and such unforeseen circumstance or event is not otherwise within the regulatory jurisdiction of the COUNTY or another agency, be it state, federal or local, then upon request of COUNTY, OWNER and COUNTY shall negotiate, in good faith, for a mutually agreed upon plan of action which shall be undertaken by OWNER to remedy, resolve or manage such unforeseen circumstance or event. If OWNER and COUNTY fail to agree upon such a plan of action within ninety (90) days, then COUNTY may request the appointment of an arbitrator to resolve the dispute by binding arbitration. The arbitrator appointed by COUNTY shall be a neutral arbitrator agreed to by OWNER. If COUNTY and

09/04/97

OWNER are unable to agree on an arbitrator, then COUNTY may petition the Superior Court of Riverside County for the appointment of an arbitrator. The decision to arbitrate the matter rests solely with the COUNTY. Unless otherwise specified in this Section 9.11, the binding arbitration shall be governed by the provisions of Title 9 of Part 3, commencing at (S)1280, of the California Code of Civil Procedure, as amended, provided, however, that OWNER and COUNTY shall each pay fifty percent (50%) of the cost of the arbitrator and each party shall bear its own cost for presenting the issue to the arbitrator.

     Arbitration under this Section 9.11 shall not be considered "legal action or other proceedings" for the purpose of Section 11.17 of this Agreement.

     For the purpose of this Section 9.11, an "unforeseen circumstance or event" shall mean any circumstance, condition or situation resulting from the Project which is not addressed or contemplated in this Agreement, Specific Plan No. 305, the Conditions of Approval for Specific Plan No. 305, the Mitigation Monitoring Program for Specific Plan No. 305, Section 17. of Ordinance No. 348 (Specific Plan Zoning Ordinance) reflecting Change of Zone No. 6249, or other current and future land use entitlements and requirements for the Project, as the same may be amended or supplemented from time to time, or which is not analyzed and considered in Draft or Final Environmental Impact Statement/Environmental Impact Report No. 397 or any future environmental documentation for the Project. The parties further agree that no plan of action shall be required to be undertaken by OWNER under this Section 9.11 to remedy, resolve or manage any unforeseen circumstance or event if the implementation of such action is commercially infeasible.

     9.12 Survival.  The following provisions of this Agreement shall survive
          --------
the termination of this Agreement for any reason: Section 2.3.2 (Specific Plan No. 305); the Purchase and Sale Agreement (Exhibit "F"); Sections 4.7.3 (Park, Open Space, Habitat Mitigation, Environmental Monitoring and Research) and 4.7.4 (Environmental Mitigation Trust) and Exhibit "H" (Environmental Mitigation Trust); Section 8 and subsections thereunder (Default and Remedies); and Sections 9.2 (Third Party Litigation Concerning Agreement), 9.3 (OWNER Indemnity), 9.4 (COUNTY Indemnity), 9.5 (Additional OWNER Indemnity), 9.6 (Reservation of Rights), 9.7 (Environmental Impairment and Damage to Natural Resources) and 9.8 (Emergencies).

     The provisions of Section 9.9 (Financial Assurances) and all subsections thereunder shall survive the termination of this

09/04/97

Agreement until the expiration of five years from the cessation of the disposal of waste at the Landfill; provided, however, in the event a claim is made by COUNTY on the financial assurances at any time during that period (i.e., prior to the expiration of five years from the cessation of the disposal of waste at the Landfill), then an adequate reserve for such claim shall be established by agreement of OWNER and COUNTY.

     The provisions of Section 3.14 (Staged Tonnage Increase) and Section 4.7.7 (Host Community Funding) shall survive the termination of this Agreement only if termination is by reason of COUNTY's default.

10.  MORTGAGEE PROTECTION.
     --------------------

     The parties hereto agree that this Agreement shall not prevent or limit OWNER, in any manner, at OWNER's sole discretion, from encumbering the Property or any interest therein or portion thereof or any improvement thereon, or from encumbering, selling or reserving air space associated with the Property by any mortgage, deed of trust or other security device securing financing with respect to the Property. COUNTY acknowledges that the lenders providing such financing may require certain Agreement interpretations and modifications and agrees upon request, from time to time, to meet with OWNER and representatives of such lenders to negotiate in good faith any such request for interpretation or modification. COUNTY will not unreasonably delay or withhold its consent to any such requested interpretation or modification provided such interpretation or modification is consistent with the intent and purposes of this Agreement. Any Mortgagee of the Property shall be entitled to the following rights and privileges:

          (a) Neither entering into this Agreement nor a breach of this Agreement shall defeat, render invalid, diminish or impair the lien of any mortgage on the Property made in good faith and for value, unless otherwise required by law.

          (b) The Mortgagee of any mortgage or deed of trust encumbering the Property, or any part thereof, which Mortgagee has submitted a request in writing to the COUNTY in the manner specified herein for giving notices, shall be entitled to receive written notification from COUNTY of any default by OWNER in the performance of OWNER's obligations under this Agreement.

09/04/97

          (c) If COUNTY timely receives a request from a Mortgagee requesting a copy of any notice of default given to OWNER under the terms of this Agreement, COUNTY shall provide a copy of that notice to the Mortgagee within ten (10) days of sending the notice of default to OWNER. The Mortgagee shall have the right, but not the obligation, to cure the default during the remaining cure period allowed such party under this Agreement.

          (d) Any Mortgagee who comes into possession of the Property, or any part thereof, pursuant to foreclosure of the mortgage or deed of trust, or deed in lieu of such foreclosure, shall take the Property, or part thereof, subject to the terms of this Agreement. Notwithstanding any other provision of this Agreement to the contrary, no Mortgagee shall have an obligation or duty under this Agreement to perform any of OWNER's obligations or other affirmative covenants of OWNER hereunder, or to guarantee such performance; provided, however, that should the Mortgagee operate the Landfill then Mortgagee shall be subject to all of the provisions of this Agreement and provided further that to the extent that any covenant to be performed by OWNER is a condition precedent to the performance of a covenant by COUNTY, the performance thereof shall continue to be a condition precedent to COUNTY's performance hereunder, and further provided that any sale, transfer or assignment by any Mortgagee in possession shall be subject to the provisions of Section 2.4 of this Agreement.

11.  MISCELLANEOUS PROVISIONS.
     ------------------------

     11.1 Recordation of Agreement.  This Agreement and any amendment or
          ------------------------
cancellation thereof shall be recorded with the County Recorder by the Clerk of the Board of Supervisors within the period required by Section 65868.5 of the Government Code.

     11.2 Entire Agreement.  This Agreement sets forth and contains the entire
          ----------------
understanding and agreement of the parties, and there are no oral or written representations, understandings or ancillary covenants, undertakings or agreements which are not contained or expressly referred to herein. No testimony or evidence of any such representations, understandings or covenants shall be admissible in any proceeding of any kind or nature to interpret or determine the

09/04/97
terms or conditions of this Agreement.

     11.3 Severability.  If any term, provision, covenant or condition of this
          ------------
Agreement shall be determined invalid, void or unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected thereby to the extent such remaining provisions are not rendered impractical to perform taking into consideration the purposes of this Agreement. Notwithstanding the foregoing, the provisions regarding Economic Benefits set forth in Section 4 of this Agreement, the provisions regarding Indemnity and Financial Assurances set forth in Section 9 of this Agreement, and the Purchase and Sale Agreement are essential elements of this Agreement and COUNTY would not have entered into this Agreement but for such provisions, and therefore in the event any such provisions is/are determined to be invalid, void or unenforceable, this entire Agreement shall be null and void and of no force and effect whatsoever. In addition, if OWNER violates the terms of Section 2.8 of this Agreement ("Restriction on Importation") and a court of competent jurisdiction subsequently upholds any challenge by OWNER to the enforceability of said Section 2.8 and declares the terms of Section 2.8 invalid, void or unenforceable, then this entire Agreement shall be null and void and of no force and effect whatsoever.

     11.4 Interpretation and Governing Law.  This Agreement and any dispute
          --------------------------------
arising hereunder shall be governed and interpreted in accordance with the laws of the State of California. This Agreement shall be construed as a whole according to its fair language and common meaning to achieve the objectives and purposes of the parties hereto, and the rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in interpreting this Agreement, all parties having been represented by counsel in the negotiation and preparation hereof.

     11.5 Section Headings.  All section headings and subheadings are inserted
          ----------------
for convenience only and shall not affect any construction or interpretation of this Agreement.

     11.6 Singular and Plural.  As used herein, the singular of any word
          -------------------
includes the plural.

     11.7 Joint and Several Obligations.  If at any time during the term of this
          -----------------------------
Agreement the Property or Project is owned, in whole or in part, by more than one OWNER, all rights and obligations of such OWNERS under this Agreement shall be joint and several, the default of any such OWNER shall be the default of all such OWNERS, and any OWNER have the right to enforce the terms of this

09/04/97

Agreement.

     11.8 Time of Essence.  Time is of the essence in the performance of the
          ---------------
provisions of this Agreement as to which time is an element.

     11.9 Waiver.  Failure by a party to insist upon the strict performance of
          ------
any of the provisions of this Agreement by the other party, or the failure by a party to exercise its rights upon the default of the other party, shall not constitute a waiver of such party's right to insist and demand strict compliance by the other party with the terms of this Agreement thereafter.

     11.10   No Third Party Beneficiaries.  This Agreement is made and entered
             ----------------------------
into for the sole protection and benefit of the parties and their successors and assigns. No other person shall have any right of action based upon any provision of this Agreement.

     11.11   Force Majeure.  Neither party shall be deemed to be in default
             -------------
where failure or delay in performance of any of its obligations under this Agreement is caused by floods, earthquakes, other Acts of God, fires, wars, riots or similar hostilities, strikes and other labor difficulties beyond the party's control (including the party's employment force), government regulations, court actions (such as restraining orders or injunctions), referendum, substantially changed economic conditions or circumstances or other causes beyond the party's control. If any such events shall occur, the time for performance by either party of any of its obligations hereunder shall be extended for the period of time that such events prevented such performance, but in no event shall the time be extended beyond the term of this Agreement.

     11.12   Mutual Covenants.  The covenants contained herein are mutual
             ----------------
covenants and also constitute conditions to the concurrent or subsequent performance by the party benefited thereby of the covenants to be performed hereunder by such benefited party.

     11.13   Successors in  Interest.  The burdens of this Agreement shall be
             -----------------------
binding upon, and the benefits of this Agreement shall inure to, all successors in interest to the parties to this Agreement. All provisions of this Agreement shall be enforceable as equitable servitudes and constitute covenants running with the land. Each covenant to do or refrain from doing some act hereunder with regard to development of the Property: (a) is for the benefit of and is a burden upon every portion of the Property; (b) runs with the Property and each portion thereof; and (c) is binding upon each party and each successor in interest during ownership of the

09/04/97

Property or any portion thereof.

     11.14   Counterparts.  This Agreement may be executed by the parties in
             ------------
counterparts, which counterparts shall be construed together and have the same effect as if all of the parties had executed the same instrument.

     11.15   Project as a Private Undertaking.  It is specifically understood
             --------------------------------
and agreed by and between the parties hereto that the development of the Project is a private development, that neither party is acting as the agent of the other in any respect hereunder, and that each party is an independent contracting entity with respect to the terms, covenants and conditions contained in this Agreement. No partnership, joint venture or other association of any kind is formed by this Agreement. The only relationship between COUNTY and OWNER is that of a government entity regulating the development of private property and the owner of such property.

     11.16   Further Actions and Instruments.  Each of the parties shall
             -------------------------------
cooperate with and provide reasonable assistance to the other to the extent contemplated hereunder in the performance of all obligations under this Agreement and the satisfaction of the conditions of this Agreement. Upon the request of either party at any time, the other party shall promptly execute, with acknowledgment or affidavit if reasonably required, and file or record such required instruments and writings and take any actions as may be reasonably necessary under the terms of this Agreement to carry out the intent and to fulfill the provisions of this Agreement or to evidence or consummate the transactions contemplated by this Agreement.

     11.17     Jurisdiction, Venue and Attorneys' Fees.  Any action at law or in
               ---------------------------------------
equity arising under this Agreement or brought by a party hereto for the purpose of enforcing, construing or determining the validity of any provision of this Agreement shall be filed and tried in the Superior Court of the County of Riverside, State of California, and the parties hereto waive all provisions of law providing for the filing, removal or change of venue to any other State court provided, however, that the parties reserve the right to file in or remove to Federal District Court. Should legal action or other proceedings be brought by either party for breach of this Agreement or to enforce any provision, the prevailing party in such action or proceeding shall be entitled to reasonable attorneys' fees, court costs, and other litigation expenses, including without limitation, expenses incurred for preparation and discovery.

     11.18     Eminent Domain.  No provision of this Agreement
               --------------

09/04/97
shall be construed to limit or restrict the exercise by COUNTY of its power of eminent domain or, except to extent provided in Section 8.3 if applicable, OWNER's right to just compensation in the event COUNTY exercises its power of eminent domain.

     11.19     County's Reserve for Unfunded County Liabilities on Other
               ---------------------------------------------------------
Landfills.  The parties acknowledge that the COUNTY, through the establishment
----------
and operation of the Riverside County Waste Resources Management District, has established a sinking fund reserve in order to fund certain currently unfunded potential liabilities relating to the closure, post-closure and remediation of landfills owned and operated by the COUNTY or the District. To date, the District has used a portion of the tipping fees charged for County Waste at these facilities to contribute to its closure, post-closure and remediation reserve fund. In the event OWNER contracts with any party to accept County Waste, OWNER will request and in good faith endeavor to require that such user make a contribution to the District's closure/post-closure/remediation reserve fund; this covenant is not intended, and shall not be interpreted to, put OWNER in a less competitive position for County Waste contracts vis-a-vis other landfills or waste disposal facilities.

     11.20     Authority to Execute.  The person or persons executing this
               --------------------
Agreement or Exhibit attached hereto on behalf of OWNER or any other person or business entity hereby warrants and represents that he/she has/have the authority to execute this Agreement or Exhibit on behalf of his/her corporation, partnership or business entity and warrants and represents that he/she has/have the authority to bind OWNER or any other person or business entity to the performance of its obligations hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year set forth below.

09/04/97

                              "COUNTY"
                              COUNTY OF RIVERSIDE


Dated:_______________         By:_____________________________

ATTEST:

GERALD A. MALONEY
Clerk of the Board

By:__________________
     Deputy



(SEAL)




09/04/97

                              "OWNER"
                              MINE RECLAMATION CORPORATION,
                              A CALIFORNIA CORPORATION



Dated: _____________          By:____________________________

                              Title: ________________________



Dated: _____________          By:____________________________

                              Title:_________________________



[ALL SIGNATURES SHALL BE ACKNOWLEDGED BY A NOTARY PUBLIC. EXECUTION ON BEHALF OF ANY CORPORATION SHALL BE BY TWO CORPORATE OFFICERS.]

09/04/97

                              KAISER EAGLE MOUNTAIN, INC.,
                              A DELAWARE CORPORATION



Dated: _____________          By:____________________________

                              Title: _________________________



Dated: _____________          By:____________________________

                              Title:__________________________





[ALL SIGNATURES SHALL BE ACKNOWLEDGED BY A NOTARY PUBLIC. EXECUTION ON BEHALF OF ANY CORPORATION SHALL BE BY TWO CORPORATE OFFICERS.]

09/04/97

                              EAGLE MOUNTAIN RECLAMATION, INC.,
                              A DELAWARE CORPORATION



Dated: _____________          By:____________________________

                              Title: _________________________



Dated: _____________          By:____________________________

                              Title:__________________________







[ALL SIGNATURES SHALL BE ACKNOWLEDGED BY A NOTARY PUBLIC. EXECUTION ON BEHALF OF ANY CORPORATION SHALL BE BY TWO CORPORATE OFFICERS.]

09/04/97

                              KAISER VENTURES INC., A DELAWARE
                              CORPORATION



Dated: _____________          By:____________________________

                              Title: _________________________



Dated: _____________          By:____________________________

                              Title:__________________________



[ALL SIGNATURES SHALL BE ACKNOWLEDGED BY A NOTARY PUBLIC. EXECUTION ON BEHALF OF ANY CORPORATION SHALL BE BY TWO CORPORATE OFFICERS.]

09/04/97

                         Development Agreement No. 64

                                  EXHIBIT "A"


                      LEGAL DESCRIPTION OF EAGLE MOUNTAIN
                      -----------------------------------
                        LANDFILL SPECIFIC PLAN BOUNDARY
                        -------------------------------



                          [legal description follows]

                         Development Agreement No. 64

                                  EXHIBIT "B"

                     MAP SHOWING PROPERTY AND ITS LOCATION
                     -------------------------------------












DUE TO THE SIZE OF THE MAP EXHIBIT "B" MENTIONED ABOVE IS ON FILE IN THE RIVERSIDE COUNTY PLANNING DEPARTMENT AND IS INCORPORATED HEREIN BY REFERENCE.

                         Development Agreement No. 64

                                  EXHIBIT "C"


                         EXISTING DEVELOPMENT APPROVALS
                         ------------------------------


GENERAL PLAN AMENDMENT
----------------------

     General Plan Amendment No. 402

SPECIFIC PLAN
-------------

     Specific Plan No. 305


ZONING
------

     Ordinance No. 348.1355
     (Zone Change No. 1621)

     Ordinance No. 348.3477
     (Zone Change No. 6249)


LAND DIVISIONS
--------------

     None

OTHER DEVELOPMENT APPROVALS
---------------------------

     Revised Permit No. 158 to Reclamation Plan No. 107



The development approvals listed above include the approved maps and all conditions of approval.

COPIES OF THE EXISTING DEVELOPMENT APPROVALS LISTED ABOVE ARE ON FILE IN THE RIVERSIDE COUNTY PLANNING DEPARTMENT AND ARE INCORPORATED HEREIN BY REFERENCE.

                         Development Agreement No. 64

                                  EXHIBIT "D"

                         EXISTING LAND USE REGULATIONS
                         -----------------------------


1. Riverside County Comprehensive General Plan as amended through Resolution No. 97-097.

2.   Ordinance No. 348 as amended through Ordinance No. 3793.

3.   Ordinance No. 448 as amended through Ordinance No. a.

4.   Ordinance No. 457 as amended through Ordinance No. 88.

5.   Ordinance No. 458 as amended through Ordinance No. 12.

6.   Ordinance No. 460 as amended through Ordinance No. 137.

7.   Ordinance No. 461 as amended through Ordinance No. 8.

8.   Ordinance No. 509 as amended through Ordinance No. 2.

9.   Ordinance No. 546 as amended through Ordinance No. 15.

10.  Ordinance No. 547 as amended through Ordinance No. 7.

11.  Ordinance No. 555 as amended through Ordinance No. 18.

12.  Ordinance No. 617 as amended through Ordinance No. 4.

13.  Ordinance No. 650 as amended through Ordinance No. 4.

14.  Ordinance No. 659 as amended through Ordinance No. 5.

15.  Ordinance No. 663 as amended through Ordinance No. 10.

16.  Ordinance No. 671 as amended through Ordinance No. 13.

17.  Ordinance No. 682 as amended through Ordinance No. 3.

18. Resolution No. 87-525a Establishing Procedures and Requirements for the Consideration of Development Agreements, as amended by Resolution No. 88-39, Resolution No. 88-119 and Resolution 91-233.

COPIES OF THE EXISTING LAND USE REGULATIONS LISTED ABOVE ARE ON FILE IN THE RIVERSIDE COUNTY PLANNING DEPARTMENT AND ARE INCORPORATED HEREIN BY REFERENCE.

                          Development Agreement No. 64

                                  EXHIBIT "E"

                        ASSIGNMENT OF LEASEHOLD INTEREST
                        --------------------------------


     THIS AGREEMENT is this _____ day of _______, 19__, by and between MINE RECLAMATION CORPORATION, a California corporation, hereinafter called "Assignor," and the COUNTY OF RIVERSIDE, a political subdivision of the State of California, hereinafter called "COUNTY."


                                    RECITALS
                                    --------


     A. KAISER EAGLE MOUNTAIN, INC., as Landlord, KAISER VENTURES INC., as Landlord's guarantor, and Assignor as Tenant executed a Lease on November 30, 1988, and subsequently recorded a Memorandum of Lease on December 1, 1988, as Instrument No. 351814, of the County Recorder of Riverside County, California. Said lease, as amended, is herein referred to as the "Lease." By the terms of the Memorandum of Lease, the real property described in the Lease was leased to Assignor as Tenant for a term of One Hundred (100) years, commencing on November 30, 1988, and ending on November 30, 2088, subject to earlier termination as therein provided ("Leasehold Interest").

     B. Assignor now desires to assign to COUNTY a eight percent (8%) undivided interest in the air space of that portion of Assignor's Leasehold Interest which is subject to Specific Plan No. 305, as more particularly described in Exhibit "A" attached to Development Agreement No. 64, as tenants-in-common, and COUNTY desires to accept the assignment thereof.

     THEREFORE, Assignor and COUNTY agree as follows:


                                   ASSIGNMENT
                                   ----------


     FOR VALUE RECEIVED, Assignor hereby assigns and transfers to COUNTY, a eight Percent (8%) undivided interest, as tenants-in-common, of all of its right, title and interest in and to the air space of that portion of the Leasehold Interest hereinbefore described, and COUNTY hereby agrees to and does accept the assignment.

     Executed at _____________________, California, on the day and year first written above.

                                    ASSIGNOR:

                                    MINE RECLAMATION CORPORATION, a California corporation

                                    By:  ___________________________

                                    Title:  ________________________

                                    By:  ___________________________

                                    Title:  ________________________


                              CONSENT OF LANDLORD
                              -------------------

     The undersigned are the Landlord and guarantor of Landlord in the Lease described in the foregoing Assignment and hereby consents to the Assignment of that air space of that portion of the Lease hereinbefore described to the COUNTY OF RIVERSIDE.

                                    LANDLORD:

                                    KAISER EAGLE MOUNTAIN, INC.

                                    By:  ___________________________

                                    Title:  ________________________


                                    By:  ___________________________

                                    Title:  ________________________

                                    KAISER VENTURES INC.

                                    By:  ___________________________

                                    Title:  ________________________


                                    By:  ___________________________

                                    Title:  ________________________


(ALL SIGNATURES SHALL BE ACKNOWLEDGED BEFORE A NOTARY PUBLIC. EXECUTION ON BEHALF OF ANY CORPORATION SHALL BE BY TWO CORPORATE OFFICERS.)

                                    ASSIGNEE:

                                    COUNTY OF RIVERSIDE


                                    By:___________________________
                                            Chairman, Board of
                                            Supervisors


ATTEST:

GERALD A. MALONEY
Clerk of the Board


By:____________________
     Deputy

(SEAL)

                         Development Agreement No. 64

                                  EXHIBIT "F"

                          PURCHASE AND SALE AGREEMENT
                          ---------------------------

     THIS PURCHASE AND SALE AGREEMENT ("Agreement") is made this _____ day of ____________, 19__, by and between the COUNTY OF RIVERSIDE, a political subdivision of the State of California ("COUNTY") and MINE RECLAMATION CORPORATION, a California corporation ("Buyer").

                                R E C I T A L S
                                ---------------

     WHEREAS, COUNTY is the owner of an eight percent (8%) undivided interest in the air space of that portion of a Leasehold Interest which is subject to Specific Plan No. 305 pursuant to an Assignment of Leasehold Interest (the "County Interest"); and

     WHEREAS, COUNTY has determined that the County Interest is surplus property pursuant to Section 4.3 of Development Agreement No. 64, which by this reference is incorporated herein and made a part hereof; and

     WHEREAS, COUNTY desires to sell and Buyer desires to purchase the County Interest; and

     WHEREAS, Buyer and COUNTY intend that the consideration to be paid pursuant to this Purchase and Sale Agreement will derive from monies generated from Buyer's Eagle Mountain Landfill Project ("Project").

     NOW, THEREFORE, it is agreed as follows:

     1.  RECITALS INCORPORATED.
         ---------------------

         The above-stated Recitals are hereby expressly made a part of this Purchase and Sale Agreement.

     2.  PURCHASE AND SALE; CONSIDERATION.
         --------------------------------

          2.1  Purchase and Sale.  COUNTY hereby agrees
               -----------------
to sell and Buyer hereby agrees to purchase the County Interest.

          2.2  COUNTY's Rights and Obligations.  Concurrent with the execution
               -------------------------------
of this Agreement, COUNTY agrees to execute and deliver to Buyer an Assignment of Leasehold Interest.

          2.3  Consideration.  As consideration for the transfer of the County
               -------------
Interest to Buyer, Buyer shall pay to COUNTY the following sums of money ("Purchase Price") based solely and exclusively upon the volume of Non-County Waste actually disposed of at the Landfill, and as illustrated in Table F-1 attached hereto and incorporated herein by this reference; for purposes of calculating the Purchase Price payments, the term "PERCENTAGE BASE RATE" as used below shall mean (a) Ten Percent (10%)of the lowest price per ton then being charged for County or Non-County Waste, if the amount of Non-County Waste disposed of at the Landfill in the subject calendar month is 310,000 tons or less, and (b) Twelve and One-Half Percent (12.5%) of the lowest price per ton then being charged for County or Non-County Waste, if the amount of Non-County Waste disposed of at the Landfill in the subject calendar month is more than 310,000 tons:

          2.3.1 The greater of (i) the Percentage Base Rate or (ii) $2.70 per ton, for each ton of Non-County Waste disposed of at the Landfill in any calendar month;

          2.3.2 An additional $0.80 per ton for additional Non-County Waste disposed of at the Landfill in any calendar month, after 180,000 tons and until 260,000 tons of Non-County Waste have been disposed of at the Landfill in that month;

          2.3.3 An additional $0.50 per ton for additional Non-County Waste disposed of at the Landfill in any calendar month, after 260,000 tons and until 310,000 tons of Non-County Waste have been disposed of at the Landfill in that month;

          2.3.4 An additional $1.00 per ton for additional Non-County Waste disposed of at the Landfill in any calendar month, after 310,000 tons and until 410,000 tons of Non-County Waste have been disposed of at the Landfill in that month; and

          2.3.5 An additional $1.00 per ton for additional Non-County Waste disposed of at the Landfill in any calendar month, after 410,000 tons of Non-County Waste have been disposed of at the Landfill in that month.

          2.4  Environmental Mitigation Trust Payments.  From the amounts
               ---------------------------------------
received pursuant to Section 2.3 of this Agreement, COUNTY shall deposit $0.90 per ton into the Environmental Mitigation Trust established pursuant to Sections
4.7.3 and 4.7.4 of Development Agreement No. 64 and Exhibit "H" thereto.

          2.5  Environmental Mitigation Trust COLA Payments.  The Environmental
               --------------------------------------------
Mitigation Trust established pursuant to Sections 4.7.3 and 4.7.4 of Development Agreement No. 64 and Exhibit "H" thereto provides for a cost of living increase in the $0.90 per ton Environmental Mitigation Trust payment upon the occurrence of certain events ("COLA INCREASE"). The COLA Increase shall be calculated as follows:

     Commencing on January 1 of the tenth (10th) year after that year in which total non-hazardous municipal solid waste disposed of at the Landfill reaches the maximum annual amount (6,240,000 tons) of non-hazardous municipal solid waste permitted by the COUNTY ("Base Year") that can be disposed of at the Landfill, and on January 1 of every tenth (10th) year thereafter ("Tenth Anniversary Year"), the Environmental Mitigation Trust payment (EMT Payment) shall be modified to an amount calculated as follows: The then current EMT Payment multiplied by a fraction, the numerator of which is the COLA Index amount on January 1 of the then current Tenth Anniversary Year and the denominator of which is the COLA Index amount on January 1, ten years prior thereto; provided however, that in no event shall the adjusted EMT Payment be less than ninety cents ($0.90) per ton; and provided further that the increase for the next succeeding ten year period shall not exceed fifty percent (50%) of the EMT Payment in effect immediately prior to the increase as calculated pursuant to this paragraph. The COLA Index shall be the Consumer Price Index for all Urban Consumers in the Los Angeles-Anaheim-Riverside Areas (1982-1984 =
     100), published by the United State Bureau of Labor Statistics. If the COLA Index specified herein is discontinued or revised during the term of this Agreement, such other governmental index or computation with which it is replaced shall be used in order to obtain substantially the same result as would have been obtained if the COLA Index had not been discontinued.

The Purchase Price payments to be made by Buyer to COUNTY under Section 2.3.1 hereof shall be increased by the amount of any COLA Increase which is required for the EMT Payment under the foregoing paragraph (i.e., the amount in excess of $0.90 per ton).

          2.6  Payment Adjustment; Payment Terms.
               ---------------------------------

               2.6.1 Payment to the COUNTY of the Purchase Price shall be made on a monthly basis within one hundred twenty (120) days after the actual disposal of waste within the Landfill; provided, however, that commencing on the tenth anniversary date of this Agreement, in the event amounts actually owed the COUNTY pursuant hereto do not equal Fifty Thousand Dollars ($50,000.00) per month (Minimum Monthly Payment), Buyer shall nevertheless pay to COUNTY at least the Minimum Monthly Payment which shall be credited against future amounts due hereunder. Commencing on the fifteenth anniversary date of this Agreement and as of each anniversary date thereafter, and continuing until January 1, 2015, the Minimum Monthly Payment shall increase by Ten Thousand Dollars ($10,000.00).

              2.6.2 In the event Buyer receives an advance payment of tipping fees from any Landfill contract user (including, but not limited to, money paid to Buyer from the sale of capacity rights, options to reserve capacity or options to secure a fixed or reduced future tipping fee meeting the requirements of this Section 2.6.2), which payment is to be credited against amounts which would otherwise be due to the COUNTY pursuant to Section 2.3 hereof, Buyer shall pay to COUNTY Eight Percent (8%) of the amount of such advance payment. The full amount of any money paid to COUNTY pursuant hereto shall be credited against future payments next due to COUNTY as a result of Non-County Waste actually deposited in the Landfill by the contract user making the advance payment, or its assigns, until credited in full.

          2.6.3 Provided that the documentation effecting each of the following types of transactions contain an express acknowledgment of the obligation of any person, firm or entity depositing Non-County Waste in the Landfill to make the payments provided in Section 2.3 hereof, no Purchase Price payment shall be payable to COUNTY as a result of:

              2.6.3.1   The sale of the stock of Buyer.
              2.6.3.2 The sale of any asset of Buyer involved in the Project, except for any asset on which a payment would be due to COUNTY pursuant to the provisions of Section 2.6.2.
              2.6.3.3 The sale of an option to purchase the stock of Buyer or any asset of Buyer involved in the Project, except for any asset on which a payment would be due to COUNTY pursuant to the provisions of Section 2.6.2, provided, however, that no advance payment will be payable to COUNTY under Section 2.6.2 unless the option is exercised and the option price is actually credited against the purchase price of such asset.
              2.6.3.4 The reimbursement to Buyer of any expenses, costs, fees or other charges incurred by it in the development, permitting, licensing, construction or operation of the Project.
              2.6.3.5 Any other payment to Buyer of whatsoever kind or nature arising out of or in connection with the Project.

          2.6.4 Notwithstanding the foregoing with respect to the payment of the Purchase Price, each party acknowledges that:

          (a) At the present time the projected tipping fee to users of the Landfill may exceed alternative tipping fees charged by many competitors. In the event Buyer meets with significant resistance to the tipping fee it proposes to charge a user, it may request COUNTY to consider a reduction, on a contract by contract basis, of the Purchase Price payment. In such event, the parties will meet within thirty (30) days of written notice from Buyer to COUNTY and negotiate in good faith with respect to a reduction of the Purchase Price payment, provided, however, the parties hereto recognize that there is no obligation on the part of COUNTY to agree to any such reduction while at the same time recognizing that failure to reduce the Purchase Price payment may result in a diminution of the use and stream of income to both the COUNTY and Buyer. In the event Buyer requests a reduction of the Purchase Price payment, it shall allow the COUNTY reasonable access to its proprietary financial information, subject to the COUNTY's agreement to maintain the confidentiality of such information.

          (b) The Purchase Price set forth herein has been negotiated and agreed to based upon, among other things, the provisions of Section 7 of Development Agreement No. 64. In the event all of the property described in Exhibit "A" of Development Agreement No. 64 ("Property") becomes part of a single city as the result of incorporation or annexation and the city legally imposes any fee, charge, tax or other imposition which would be a credit if imposed by the COUNTY pursuant to Section 4.7.9 of Development Agreement No. 64, the parties will meet within thirty (30) days of written notice from Buyer to COUNTY and negotiate in good faith with respect to a reduction of the Purchase Price payment. In the event Buyer requests a reduction of the Purchase Price payment, it shall allow COUNTY reasonable access to its proprietary financial information.

          2.6.5 Buyer shall maintain complete, accurate and correct written records of waste volumes at or with respect to the Landfill which would give rise to payment to COUNTY, as provided in this Agreement. Such records shall be open for inspection by COUNTY and its authorized agents and representatives at all reasonable times, but, only after at least five (5) business day's notice, at COUNTY'S sole cost and expense; provided, however, that, if any inspection by COUNTY results in an adjustment to Buyer's records which has the effect of increasing any payment by more than three percent (3%) of the amount paid by Buyer, then the cost of such inspection shall be borne solely by Buyer. Without limiting the effect of the foregoing, Buyer shall provide and maintain proper books, records and accounts in which shall be kept correct records of the type and quantity of the wastes which are deposited to the Landfill, as provided in this Agreement. In addition, Buyer shall provide and maintain, at each point of determination of tonnages of the wastes which are deposited at the Landfill, irrespective of whether such points are located at or outside of the Landfill, certified scales or other devices which are suitable for accurately determining quantity of the wastes which are deposited at the Landfill. The weight in tons of the wastes which are deposited at the Landfill shall be determined by deducting the tare weight of the vehicle or container in which they are transported from the loaded weight of such vehicle or container. COUNTY shall have the right, at its sole cost and expense, to test the accuracy of such scales or other devices, at any time, with or without notice; provided, however, that, if any testing by COUNTY necessitates the recalibration of such scales or other devices, then the cost of such testing shall be borne solely by Buyer. If any inspection or testing by COUNTY, as provided in this Section results in an adjustment in any payment, or if any adjustment between Buyer and any customer of Buyer requires an adjustment in any payment, then COUNTY and Buyer shall cooperate with one another in retroactively correcting all such payments.

          2.7  No Increase in Purchase Price for Staged Tonnage Increase or
               ------------------------------------------------------------
Extension of Term.  In the event an independent scientific panel is established
-----------------
in accordance with the requirements of Section 3.14 (Staged Tonnage Increase) or
Section 2.3 (Term) of Development Agreement No. 64, the panel shall not be authorized to request an increase in the Purchase Price payments above those set forth in this Agreement.

          2.8  Breach.   Any breach of either party's obligations under any of
               ------
the provisions of Section 2 and sub-sections thereunder shall be deemed to be a breach of such party's obligations under Development Agreement No. 64.

     3.   TIMELY PERFORMANCE.
          ------------------

          Time is of the essence of this Agreement and failure to comply with this provision shall be a material breach of this Agreement.

     4.   ATTORNEY'S FEES.
          ---------------

          If either party files any action or brings any proceeding against the other arising out of this Agreement, then the prevailing party shall be entitled to recover as an element of its costs of suit, and not as damages, reasonable attorney's fees to be fixed by the court. The "prevailing party" shall be the party who is entitled to recover its costs of suit, whether or not suit proceeds to final judgment. A party not entitled to recover its costs shall not recover attorney's fees. No sum for attorney's fees shall be counted in calculating the amount of a judgment for purposes of determining whether a party is entitled to its costs or attorney's fees.

     5.   EFFECT OF WAIVER OF PROVISION OR REMEDY.
          ---------------------------------------

          No waiver by a party of any provision of this Agreement shall be considered a waiver of any other provision or any subsequent breach of the same or any other provision, including the time for performance of any such provision. The exercise by a party of any remedy provided in this Agreement or at law shall not prevent the exercise by that party of any other remedy provided in this Agreement or at law.

     6.   AMENDMENT.
          ---------

          This Agreement may be amended, in whole or in part, only upon written agreement duly executed by the parties hereto.

     7.   COUNTERPARTS.
          ------------

          This Agreement and all amendments and supplements to it may be executed in counterparts, and all counterparts together shall be construed as one document.

     8.   BINDING ON SUCCESSORS AND ON OWNERS UNDER DEVELOPMENT AGREEMENT.
          ---------------------------------------------------------------

          This Agreement inures to the benefit of, and is binding on, the Buyer, its heirs, personal representatives, assigns, successors, and the COUNTY.

          By their signatures below, Kaiser Eagle Mountain, Inc., Eagle Mountain Reclamation, Inc. and Kaiser Ventures Inc., which are all defined as "Owners" under Development Agreement No. 64, hereby agree to be bound by the obligations of Buyer hereunder, and each of such parties shall be entitled to enforce Buyer's rights under this Agreement.

     9.   CAPTIONS, JOINT AND SEVERAL LIABILITY, CONTROLLING LAW.
          ------------------------------------------------------

          The captions heading the various paragraphs of this Agreement are for convenience and shall not be considered to limit, expand or define the contents of the respective paragraphs.

          Masculine, feminine or neuter gender and the singular and the plural number, shall each be considered to include the other whenever the context so requires. If either party consists of more than one person, each such person shall be jointly and severally liable.

          This Agreement shall be interpreted under the California law and according to its fair meaning, and not in favor of or against any party.

     10.  SURVIVAL.
          --------

          This Agreement is independent of and separate and apart from any and all other or additional agreements between the parties hereto of whatsoever kind, nature or sort, concerning or in any manner related to the subject matter hereof, and shall survive the termination or expiration of any and all such agreements, including, but not by way of limitation, Development Agreement No. 64, between said parties.

     11.  NOTICES.
          -------

     All notices shall be in writing and shall be considered given either: (i) when delivered in person to the recipient named below; or (ii) two (2) business days after deposit in the United States mail in a sealed envelope as either registered or certified mail with return receipt requested, and postage and postal charges prepaid, and addressed to the recipient named below; or (iii) on the date of delivery shown in the records of the telegraph company after transmission by telegraph to the recipient named below; or (iv) upon receipt of a facsimile (fax) transmission to the fax number listed below. All notices shall be addressed as follows:

          IF TO COUNTY:

          Clerk of the Board of Supervisors
          County of Riverside
          P.O. Box 1147
          Riverside, CA 92502-1147
          Fax No.:  909-275-1071

          WITH COPIES TO:

          Chief Executive Officer
          County of Riverside
          4080 Lemon St., 12th Floor
          Riverside, CA 92501
          Fax No.:  909-275-1105

          Director
          Planning Department
          County of Riverside
          P.O. Box 1409
          Riverside, CA 92502-1409
          Fax No.:  909-275-3157

          County Counsel
          County of Riverside
          3535 Tenth St., Suite 300
          Riverside, CA 92501
          Fax No.:  909-275-6322

          Chief Executive Officer
          Riverside County Waste Resources Management District
          1995 Market Street
          Riverside, CA 92501
          Fax No.:  909-275-1374

          Director
          Environmental Health
          Health Administration Building
          4065 County Circle Drive
          Riverside, CA 92503
          Fax No.:  909-358-5017

          IF TO BUYER:

          Mine Reclamation Corporation
          43-645 Monterey Ave., Suite A
          Palm Desert, CA 92260
          Fax No.: 619-778-5891

          WITH A COPY TO:

          Mine Reclamation Corporation
          Chief Executive Officer
          43-645 Monterey Ave., Suite A
          Palm Desert, CA 92260
          Fax No.: 619-778-5891

          Mine Reclamation Corporation
          General Counsel
          3633 E. Inland Empire Blvd., Suite 850
          Ontario, CA 91764
          Fax No.:  909-944-6605

          IF TO KAISER EAGLE MOUNTAIN, INC., EAGLE MOUNTAIN RECLAMATION, INC. OR KAISER VENTURES INC.:

          Kaiser Eagle Mountain, Inc.
          Eagle Mountain Reclamation, Inc.
          Kaiser Ventures Inc.
          Attn.:  President
          3633 E. Inland Empire Blvd., Suite 850
          Ontario, CA 91764
          Fax No.:  909-944-6605

          In the event notice is given by fax, a copy of the notice shall also be mailed, first-class mail, postage prepaid, to the recipients on the same day the fax notice is given. Either party may, by notice given at any time, require subsequent notices to be given to another person or entity, whether a party or an officer or representative of a party, or to a different address, or both. Notices given before actual receipt of notice of change shall not be invalidated by the change.

     Executed on the day and year first above written.

COUNTY:                       COUNTY OF RIVERSIDE, a political
------                        subdivision of the State of
                              California

                              By:________________________
                              Chairman, Board of Supervisors

ATTEST:
GERALD A. MALONEY, Clerk of the Board

By:_________________________
          Deputy
(SEAL)



BUYER:                        MINE RECLAMATION CORPORATION,
------
                              a California corporation

                              By:  ___________________________
                              Title:  ________________________


                              By:  ___________________________
                              Title:  ________________________



(ALL SIGNATURES SHALL BE ACKNOWLEDGED BEFORE A NOTARY PUBLIC. EXECUTION ON BEHALF OF ANY CORPORATION SHALL BE BY TWO CORPORATE OFFICERS.)

                              KAISER EAGLE MOUNTAIN, INC.,
                              a Delaware corporation


                              By:  ___________________________
                              Title:  ________________________


                              By:  ___________________________
                              Title:  ________________________

(ALL SIGNATURES SHALL BE ACKNOWLEDGED BEFORE A NOTARY PUBLIC. EXECUTION ON BEHALF OF ANY CORPORATION SHALL BE BY TWO CORPORATE OFFICERS.)

                              EAGLE MOUNTAIN RECLAMATION, INC.,
                                a Delaware corporation


                              By:  ___________________________
                              Title:  ________________________


                              By:  ___________________________
                              Title:  ________________________



(ALL SIGNATURES SHALL BE ACKNOWLEDGED BEFORE A NOTARY PUBLIC. EXECUTION ON BEHALF OF ANY CORPORATION SHALL BE BY TWO CORPORATE OFFICERS.)

                              KAISER VENTURES INC.,
                              a Delaware corporation


                              By:     ________________________
                              Title:  ________________________


                              By:     ________________________
                              Title:  ________________________



(ALL SIGNATURES SHALL BE ACKNOWLEDGED BEFORE A NOTARY PUBLIC. EXECUTION ON BEHALF OF ANY CORPORATION SHALL BE BY TWO CORPORATE OFFICERS.)

                              EAGLE MOUNTAIN RECLAMATION, INC.,
                                a Delaware corporation


                              By:  ___________________________
                              Title:  ________________________


                              By:  ___________________________
                              Title:  ________________________



(ALL SIGNATURES SHALL BE ACKNOWLEDGED BEFORE A NOTARY PUBLIC. EXECUTION ON BEHALF OF ANY CORPORATION SHALL BE BY TWO CORPORATE OFFICERS.)

                              KAISER EAGLE MOUNTAIN, INC.,
                              a Delaware corporation


                              By:  ___________________________
                              Title:  ________________________


                              By:  ___________________________
                              Title:  ________________________



(ALL SIGNATURES SHALL BE ACKNOWLEDGED BEFORE A NOTARY PUBLIC. EXECUTION ON BEHALF OF ANY CORPORATION SHALL BE BY TWO CORPORATE OFFICERS.)

                             KAISER VENTURES INC.,
                             a Delaware corporation


                             By:  _______________________________
                             Title:  ____________________________


                             By:  _______________________________
                             Title:  ____________________________




(ALL SIGNATURES SHALL BE ACKNOWLEDGED BEFORE A NOTARY PUBLIC. EXECUTION ON BEHALF OF ANY CORPORATION SHALL BE BY TWO CORPORATE OFFICERS.)

COUNTY:                        COUNTY OF RIVERSIDE, a political
------                         subdivision of the state of
                               California

                               By: ____________________
                               Chairman, Board of Supervisors

ATTEST:
GERALD A. MALONEY, Clerk of the Board
By:_________________________
           Deputy
(SEAL)

                         Development Agreement No. 64

                                  EXHIBIT "G"

Recorded at request of and return to:
County Counsel
3535 Tenth Street, Room 300
Riverside, California  92501

FREE RECORDING
This instrument is for the benefit of
the County of Riverside, and is
entitled to be recorded without fee.
(Govt. Code 6103)


Project:  EAGLE MOUNTAIN LANDFILL



                                QUITCLAIM DEED

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, the COUNTY OF RIVERSIDE, a political subdivision, hereby REMISES, RELEASES AND QUITCLAIMS to MINE RECLAMATION CORPORATION, a California corporation, the airspace above the real property in the County of Riverside, State of California, described in Exhibit "A" attached to Development Agreement No. 64, a copy of which exhibit is attached hereto as Exhibit "A" and made a part hereof.


Dated:
                                         COUNTY OF RIVERSIDE


                                         By: __________________________________
                                        Chairman, Board of Supervisors

ATTESTED:

GERALD A. MALONEY
Clerk, Board of Supervisors



By:___________________________
   Deputy

                         Development Agreement No. 64

                                  Exhibit "H"


Board of Supervisors                         County of Riverside
--------------------                         -------------------


                              RESOLUTION NO. 97-
                              ---------------------

                        ENVIRONMENTAL MITIGATION TRUST
                        ------------------------------
                            EAGLE MOUNTAIN LANDFILL
                            -----------------------
                        (Development Agreement No. 64)
                        ------------------------------


   WHEREAS, Section 4.7.4 of Development Agreement No. 64 requires that the Board of Supervisors of the County of Riverside establish an Environmental Mitigation Trust prior to the Effective Date of Development Agreement No. 64;

   WHEREAS, Section 4.7.3 of Development Agreement No. 64 provides for environmental mitigation trust payments to be used for the protection, acquisition, preservation, and restoration of parks, open space, biological habitat, scenic, cultural, and scientific resources; to support environmental education and research; mitigation of the Project's environmental impacts; and long term monitoring of the above-mentioned items; and

   WHEREAS, EIS/EIR No. 397 discusses an Environmental Mitigation Trust, and the biological opinion issued by the U.S. Fish & Wildlife Service pursuant to the
Section 7 of the federal Endangered Species Act refers to an Environmental Mitigation Trust;

   NOW THEREFORE;

   There is herewith established an Environmental Mitigation Trust. All monies received by the COUNTY pursuant to Section 4.7.3 of Development Agreement No. 64 shall be administered pursuant to the provisions of this Resolution, which shall be known as the "Environmental Mitigation Trust -- Eagle Mountain Landfill."
The term "Trust" when used in this Resolution shall mean the "Environmental Mitigation Trust -- Eagle Mountain Landfill."

   1. This Trust is established pursuant to the provisions of Sections 4.7.3 and 4.7.4 of Development Agreement No. 64. Funds deposited into this Trust are being paid to the COUNTY pursuant to the provisions of Sections 4.7.3 and 4.7.4 of Development Agreement No. 64 as a partial mitigation measure for the potential environmental consequences of the Project impacts. Funds deposited in the Trust shall be dedicated to the protection, acquisition, preservation, and restoration of parks, open space, biological habitat, scenic, cultural, and scientific resources; to support environmental education and research; mitigation of the Project's environmental impacts; and long term monitoring of above-mentioned items.

   2. Pursuant to the provisions of Section 4.7.3 of Development Agreement No. 64, County shall hold in trust the sum of ninety cents ($0.90) per ton for each ton of waste actually deposited at the Landfill. In addition, commencing on January 1 of the tenth (10th) year after that year in which total non-hazardous municipal solid waste disposed at the Landfill reaches the maximum annual amount of non-hazardous municipal solid waste permitted by the County of Riverside ("Base Year") to be disposed at the Landfill (6,240,000 tons), and on January 1 of every tenth (10th) year thereafter ("Tenth Anniversary Year"), the payments set forth herein shall be modified to an amount calculated as follows:
The then current Payment multiplied by a fraction, the numerator of which is the COLA Index amount on January 1 of the then current Tenth Anniversary Year and the denominator of which is the COLA Index amount on January 1, ten years prior thereto; provided however, that in no event shall the Payment be less than ninety cents ($0.90) per ton; and provided further that the increase for the next succeeding ten year period shall not exceed fifty percent (50%) of the Payment in effect immediately prior to the increase as calculated pursuant to this paragraph. The COLA Index shall be the Consumer Price Index for all Urban Consumers in the Los Angeles-Anaheim-Riverside Areas (1982-1984 = 100), published by the United State Bureau of Labor Statistics. If the COLA Index specified herein is discontinued or revised during the term of the Trust, such other governmental index or computation with which it is replaced shall be used in order to obtain substantially the same result as would have been obtained if the COLA Index had not been discontinued.

   3. In order to accomplish the goals of the Trust, at least eighty (80%) of the funds deposited in the Trust shall be used in the following areas:

         (i) Joshua Tree National Park Inholdings and Buffers.  This area
             ------------------------------------------------
   consists of private Inholdings located within Joshua Tree National Park. Notwithstanding the foregoing, the payments by OWNER to the National Park Foundation pursuant to the agreement between OWNER and the National Park Service is intended to be utilized for this purpose, among others, and therefore, only in extraordinary circumstances should funds be allocated from this Trust for such purposes.

         (ii)  Chuckwalla Bench/Desert Tortoise Habitat Area.  This area is
               ---------------------------------------------
   generally bounded on the west by the Orocopia Mountains, on the north by the Eagle Mountains, on the south by the Chocolate Mountains, and on the east by the Chuckwalla

   Mountains.

         (iii)  Northwest Foothills of the San Jacinto Mountains.  This area is
                ------------------------------------------------
   generally bounded on the west by Highway 79, on the north by Toe of Slope and on the east by the San Bernardino National Forest boundary.

         (iv)  Snow Creek Habitat Area and Wildlife Corridor.  This area is
               ---------------------------------------------
   generally bounded on the west by the Santa Rosa Mountains National Scenic Area boundary, on the south by the San Bernardino National Forest boundary, on the north by the Whitewater Wilderness Study area, and on the east by the Windy Point area.

         (v)  Whitewater River and Mission Creek.  This area is generally
              ----------------------------------
   bounded on the west by the San Bernardino National Forest, on the south by Interstate Highway 10, on the north by Big Morongo Creek, and on the east by Highway 62.

         (vi)  Morongo Canyons.  This area is generally bounded on the west by
               ---------------
   Highway 62 and Big Morongo Canyon, on the north by Little Morongo Canyon, on the south by Toe of Slope, and on the east by Joshua Tree National Park.

         (vii)  Santa Rosa Mountains National Scenic Area.  This area is
                -----------------------------------------
   generally bounded on the west by the San Bernardino National Forest boundary, on the south by the ridge line, on the north by Toe of Slope, and on the east by the County line.

         (viii)  Indio Hills.  This area generally consists of the Coachella
                 -----------
   Valley, Willow Hole and Edom Hill Preserves and one or more wildlife and sand transport corridors linking the Indio Hills with the Little San Bernardino Mountains.

         (ix)  Mecca Hills.  This area is generally bounded on the west and
               -----------
   south by the Coachella Canal, on the north by Interstate Highway 10, and on the east by Meccacopia Road (between Box Canyon and the Orocopia Mountains).

         (x)  Orocopia Mountains.  This area is generally bounded on the west by
              ------------------
   Meccacopia Road, on the north by Interstate Highway 10, on the south by the Coachella Canal and Salt Creek, and on the east by the Chuckwalla Bench/Desert Tortoise Habitat Area.

         (xi)  Chuckwalla Mountains.  This area is generally bounded on the west
               --------------------
   by the Chuckwalla Bench/Desert Tortoise Habitat Project Area, on the north by Interstate Highway 10, on the south by the Chocolate Mountains Aerials Gunnery Range, and on the east by the Little Chuckwalla Mountains.

         (xii)  Whitewater River Delta.  This area encompasses the mouth of the
                ----------------------
   Whitewater River where it empties into the Salton Sea.

         (xiii)  Salt Creek/Dos Palmas Springs.  This area is generally bounded
                 -----------------------------
   on the west by the Salton Sea, on the north by the Coachella Canal, on the south by the limits of the Salt Creek watershed, and on the east by the Chocolate Mountains.

         (xiv) Multiple Species Habitat Conservation Plan.  Areas designated for
               ------------------------------------------
   protection, acquisition and preservation pursuant to any Multiple Species Habitat Conservation Plan adopted and approved by the Board of Supervisors of Riverside County.

         (xv)  Anza Borrego Desert State Park.  This area consists of areas
              -------------------------------
   within the exterior boundaries of the Park, located within Riverside County.

         (xvi) Wilderness Areas. Areas within Riverside County  designated as
               ----------------
   Wilderness Areas by the Bureau of Land Management, pursuant to the laws of the United States.

         (xvii)  Other Projects.  The areas listed as items (i) through (xvi)
                 --------------
   shall have the highest priority, provided, however, the Board of Supervisors may, after consultation with the Advisory Committee, on four-fifths (4/5) vote of the Board of Supervisors, spend funds in the Trust held pursuant to this Section 3 on other projects not specifically listed but which are for the protection, acquisition, preservation, and restoration of parks, open space, biological habitat, scenic, cultural, and scientific resources and to support environmental education and research.

   4. Accomplishing the goals of the Trust also recognizes that not more than twenty percent (20%) of the funds deposited in the Trust will be used for other expenses and costs, including but not limited to: administrative and operational costs of the Trust and grants or awards to other entities related to the conduct or development of plans, studies, research (including landfill design and operation), environmental resource management and education.

   5. To assist it in implementing and carrying out the goals of the Trust, the Board of Supervisors hereby establishes a Trust Advisory Committee for the purpose of preparing recommendations to the Board of Supervisors on the expenditure of funds administered pursuant to this Resolution. Within the funding policies and guidelines as shall be developed by the Board of Supervisors, the Trust Advisory Committee may develop and implement a grant or award application procedure for purposes of soliciting, evaluating and establishing priorities among land acquisition proposals and other funding and loan requests, and shall then report such recommendations to the Board of Supervisors. The Trust Advisory Committee shall also make recommendations regarding annual expenditures and long term funding priorities from time to time as requested by the Board of Supervisors.

   6. The Trust Advisory Committee shall be appointed by the Board of Supervisors every four years and shall consist of the following individuals, all of whom shall be residents of Riverside County:

         (1) Two (2) members of the Board of Supervisors of Riverside County, California;

         (2) Two (2) citizens appointed by the Board of Supervisors one of whom shall be a Native American;

         (3) One (1) citizen nominated by The Nature Conservancy;

         (4) One (1) citizen nominated by The Sierra Club;

         (5) One (1) citizen nominated by The Coachella Valley Mountains Conservancy; and

         (6) One (1) citizen nominated by The Desert Protective Council.

   In addition, each of the following organizations shall be entitled to the appointment of one representative to the Trust Advisory Committee: The California Department of Fish and Game; The United States Department of the Interior, Fish and Wildlife Service; The United States Department of the Interior, Bureau of Land Management; The United States Department of the Interior, National Park Service; and the University of California Natural Reserve System. Representatives or citizens to be appointed by entities, including the Board of Supervisors, shall be selected by such entities in their discretion, but each person must nevertheless be appointed by the Board of Supervisors.

   Vacancies on the Trust Advisory Committee shall be filled for the unexpired portion of the term in the same manner as provided in the case of original appointment.

   7. The Trust Advisory Committee shall meet at least annually and more frequently as shall be determined by such Committee within those directives, rules and regulations as the Board of Supervisors may adopt from time to time. The Board of Supervisors shall also designate the quorum and voting requirements for the Advisory Committee with respect to those matters, which come before such Committee. To the extent feasible, the Committee shall endeavor to operate by consensus.

   8. The day to day operations and administration of this Trust shall be with the County Executive Officer. All expenditures from this Trust must be approved by the County Executive Officer and the County Executive Officer shall annually file a report on all income and expenditures to the Board of Supervisors.

   9. The Board of Supervisors may, at any time, amend this Resolution so long as the amendment[s] is [are] consistent with the provisions of Section
4.7.3 of Development Agreement No. 64.

                         Development Agreement No. 64

                                  EXHIBIT "I"

                      CERTIFICATE OF AGREEMENT COMPLIANCE
                      -----------------------------------


RECORDING REQUESTED BY
CLERK, BOARD OF SUPERVISORS,
RIVERSIDE COUNTY

WHEN RECORDED RETURN
TO:
General Counsel
Mine Reclamation Corporation
__________________________
__________________________


--------------------------------------------------------------------------------

                      CERTIFICATE OF AGREEMENT COMPLIANCE
                      -----------------------------------

     THIS CERTIFICATE OF AGREEMENT COMPLIANCE is executed this _____ day of __________, ____, by the COUNTY OF RIVERSIDE, a political subdivision of the State of California, hereinafter called "COUNTY," pursuant to Section 6.7 of that certain Development Agreement No. 64 ("Development Agreement") entered into by and between COUNTY, MINE RECLAMATION CORPORATION, a California corporation, and KAISER EAGLE MOUNTAIN, INC., a Delaware corporation, who, together with its assignees and successors-in-interest under the Development Agreement is hereinafter referred to as "OWNER."

     1. COUNTY, MINE RECLAMATION CORPORATION and KAISER EAGLE MOUNTAIN, INC. previously entered into Development Agreement No. 64, which was approved by the COUNTY on ___________, 19__.

     2. Pursuant to Section 6.7 of the Development Agreement, COUNTY hereby certifies as follows, as of the date of this Certificate:

          a. A _____ Review [STATE WHETHER PERIODIC OR SPECIAL] has been undertaken by COUNTY pursuant to Section 6 of the Development Agreement. As a result of such review, and based upon the information known by or made known to the COUNTY Board of Supervisors, the COUNTY hereby finds, determines and certifies that:

               (1)  The Development Agreement is in full force and effect.

               (2) OWNER is not in default under the Development Agreement, and OWNER is in compliance with the Development Agreement in all material respects.

               (3) It is anticipated that the next Periodic Review under the Development Agreement will be commenced on or about
                    ________.

               (4) This Certificate may be recorded, and may be relied upon by OWNER or any party or entity.


                                    COUNTY OF RIVERSIDE


                                    By:___________________________
                                       Chairman, Board of
                                       Supervisors


ATTEST:

GERALD A. MALONEY
Clerk of the Board


By:____________________
     Deputy

(SEAL)

                         Development Agreement No. 64

                                  EXHIBIT "J"

                              MRC LETTER OF CREDIT
                              --------------------


                                        _________________________
                                        [date]



County of Riverside
4080 Lemon Street
Riverside, CA  92501

Gentlemen:

     We hereby open our Irrevocable Standby Letter of Credit No. ("LETTER OF CREDIT") in your favor for the account or benefit of Mine Reclamation Corporation, Kaiser Eagle Mountain, Inc., Kaiser Reclamation, Inc. and Kaiser Ventures, Inc., Attention: Mr. James F. Verhey, 3633 E. Inland Empire Blvd., Suite 850, Ontario, California, 91764, for the sum not exceeding __________________ U.S. Dollars (U.S. _____________) available by your sight draft on [BANK NAME] and accompanied by all documents specified below:

     1. A certified statement signed by a duly authorized official of the County of Riverside stating that:

        "I, a duly authorized official of the County of Riverside
   ("THE COUNTY"), certify that the draft which accompanies this statement has been prepared and is presented in accordance with the Indemnification Agreement among the County of Riverside, Mine Reclamation Corporation, Kaiser Eagle Mountain, Inc., Kaiser Reclamation, Inc. and Kaiser Ventures, Inc., dated _____________ ("THE AGREEMENT").

     2. For any draft which in itself or in combination with previous drafts, consumes the remaining balance of the Letter of Credit, the original Letter of Credit.

     All drafts must bear the clause "Drawn under [BANK NAME] Letter of Credit No. _______ dated ___________________."

     We hereby engage with drawers, endorsers, and bona fide holders that all drafts drawn in compliance with the terms of this credit shall be duly honored upon presentation and delivery of the documents at our offices located at [ADDRESS] on or before [EXPIRATION DATE] or any other expiration date provided herein, whichever comes first. If a draft is presented that does not conform in its entirety to the terms and conditions of this Letter of Credit, we shall notify you promptly, state the reasons the draft does not conform and you may attempt to correct any such nonconforming draft to the extent you are entitled and able to do so. This Letter of Credit shall remain in full force and effect for a period of one (1) year from the date hereof and shall automatically renew itself from year-to-year for one (1) year periods thereafter unless and until [BANK NAME] shall give at least one hundred twenty (120) days prior written notice to the County of Riverside and Mine Reclamation Corporation, by certified mail, return receipt requested, that it elects not to renew Letter of Credit No. ___________ at the end of the one-year term then in effect. During said one hundred twenty (120) days notice period, this Letter of Credit shall remain in full force and effect. If we elect not to renew this Letter of Credit for any subsequent year and so notify you at least one hundred twenty (120) days prior to such expiration, and you determine that this Letter of Credit has not been replaced with a Letter of Credit from another financial institution or other acceptable financial assurance; then during the last thirty (30) days while the Letter of Credit is in full force and effect, you may draw up to the full amount of the Letter of Credit, less any prior drafts presented by you and paid by us, when accomplished by a certified statement signed by a duly authorized official of the County of Riverside stating that:

     "I, a duly authorized official of the County of Riverside, certify that (1) a reasonably acceptable substitute Irrevocable Standby Letter of Credit or other reasonably acceptable financial assurance has not been provided at least thirty (30) days prior to the current expiration date, and (2) the monies will be held for the sole purpose of securing the obligations of Mine Reclamation Corporation, Kaiser Eagle Mountain, Inc., Kaiser Reclamation, Inc. and Kaiser Ventures, Inc. under the terms of Indemnification Agreement Between the County of Riverside dated
     ____________.

     This Irrevocable Standby Letter of Credit is effective as of [DATE].

     If at any time during the term of this Letter of Credit the credit rating of [BANK NAME] falls below B+, as determined by Standard & Poor's or Moody's rating service, then [BANK NAME] shall immediately notify the County of Riverside, Mine Reclamation Corporation, Kaiser Eagle Mountain, Inc., Kaiser Reclamation, Inc. and Kaiser Ventures, Inc. of such change, by certified mail, return receipt requested.

     This Letter of Credit shall be governed by the laws of the State of California, and any litigation involving this Letter of Credit shall be brought in the courts of that State. Except so far as otherwise expressly stated, this Letter of Credit is subject to Publication No. 500 of the Uniform Customs and Practices for Documentary Credits (1993 Revision), International Chamber of Commerce (Publication No. 500).

                              Very truly yours,


                              _______________________________

                         Development Agreement No. 64

                                  EXHIBIT "K"

                              GUARANTEE AGREEMENT
                              -------------------

     THIS GUARANTEE AGREEMENT ("GUARANTEE") is made by __________________ a ______________ ("GUARANTOR"), to the County of Riverside, a political subdivision of the State of California ("COUNTY"), with reference to the following facts:

                                   RECITALS:

     A. County and Mine Reclamation Corporation, a California corporation, Kaiser Eagle Mountain, Inc., a Delaware corporation, Eagle Mountain Reclamation, Inc., a Delaware corporation, and Kaiser Ventures Inc., a Delaware corporation (collectively, "OWNER"), have entered into that certain Development Agreement No. 64 ("DEVELOPMENT AGREEMENT"), providing for the development by the Owner of the Property described therein, and having an effective date as set forth therein.

     B. Owner has agreed under the terms of the Development Agreement to cause Guarantor effective as of the Start Up of Operations (as that term is defined in the Development Agreement), which date is also the effective date hereof, to enter into and provide this Guarantee to assure the full payment of amounts recoverable by the County pursuant to Sections 9.2 (Third Party Litigation Concerning Agreement), 9.3 (Owner Indemnity), 9.5 (Additional Owner Indemnity),
9.7 (Environmental Impairment and Damage), and 9.8 (Emergencies) of the Development Agreement.

     NOW, THEREFORE, to induce the County to enter into the Development Agreement, and for other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. GUARANTEE. Guarantor hereby absolutely and unconditionally guarantees to the County, the full and complete payment, as and when the same becomes due, of any amounts payable in accordance with and pursuant to Sections 9.2, 9.3, 9.5, 9.7 and 9.8 (each a "guaranteed event," as defined in Section 2 below) of the Development Agreement, subject only to the terms and conditions contained herein and the Development Agreement.

     2. PER OCCURRENCE AMOUNT OF GUARANTEE. Notwithstanding anything in this Guarantee to the contrary, the maximum amount guaranteed by Guarantor under this Guarantee shall not, in the aggregate, commencing on the effective date hereof [Start Up of Operations], exceed the maximum amount of ten million dollars ($10,000,000) for any single guaranteed event (as defined herein below) at any one time. The guarantee shall remain in effect until terminated as provided in the Development Agreement.

     This Guarantee is intended to be continuing, but the aggregate amount of the Guarantee available to be drawn against or claimed in connection with each guaranteed event or occurrence giving rise to Guarantor's obligations shall be limited to the maximum amount ($10 million), which maximum amount is subject to adjustment pursuant to Section 9.9.7 of the Development

Agreement (Alternative or Substitute Financial Assurances). As used in this Guarantee, the terms "guaranteed event" and "occurrence" (and the consequences of such guaranteed event or occurrence) are intended to have the same meaning as is customarily used in the insurance industry to determine and limit the scope of coverage for any particular claim arising from a covered event or occurrence. Notwithstanding anything herein to the contrary, the maximum amount of the Guarantee shall be promptly reinstated to the full maximum amount hereunder ($10 million) upon payment for any guaranteed events as set forth herein.

     3. OTHER FINANCIAL ASSURANCES. To the extent that the obligations of Owner arise out of its failure to perform any act or to do any thing, the performance of which is secured by any financial assurance held by the County under the Development Agreement, such financial assurances shall be utilized in the priority established in Section 9.9.6 of the Development Agreement and otherwise in accordance with Section 9.9 of the Development Agreement (Financial Assurances) unless the County, Owner and Guarantor (to the extent this Guarantee is affected) should otherwise agree in writing, and the obligations of Guarantor under this Guarantee shall not arise until all such financial assurances have been utilized or pursued in the priority established in the Development Agreement or the person or entity holding such financial assurance has failed or refused to respond in accordance with the terms of the Development Agreement.

     4. NOTICE OF ENVIRONMENTAL REMEDIAL ACTION. Except in the case of emergency where delay would have a substantial adverse impact upon the health, safety or welfare, in the event the County intends to take any environmental remedial action for which it intends to seek recovery or payment from Guarantor pursuant to this Guarantee, the County shall first give at least sixty (60) days written notice to Guarantor of its intention to take an environmental remedial action, the entity or contractor which shall be responsible for the remedial action, the estimated cost of the remedial action, and the likely duration of such remedial action. Guarantor may, at its sole option, agree to undertake the remedial action so described by notifying the County in writing before the expiration of the 60 day notice period. In the event Guarantor elects to undertake the environmental remedial action, that action must be undertaken within a reasonable period of time and must not increase the danger to public health, safety and welfare, and Guarantor must provide reasonable assurances that its environmental remedial action will accomplish the same goals which were to be accomplished by the environmental remedial action of the County. Provided that the undertaking and performance of the remedial action by Guarantor is reasonable under the circumstances, or such undertaking is approved in advance by the County, then the costs expended by Guarantor for such remediation shall be applied against and reduce the amount of the Guarantee available for the guaranteed event or occurrence (as defined in Section 2 above) which gave rise to the need for such remediation; however, it shall not reduce or limit Guarantor's obligations under this Guarantee for other unrelated events or occurrences.

     5. NOTICE OF CLAIM; WRONGFUL OR IMPROPER CLAIM OR DRAW ON GUARANTEE BY COUNTY. No action shall be commenced to collect any sums becoming due under this Guarantee until the County has given Guarantor sixty (60) days written notice of the amount due hereunder, specifying the nature and amount of the obligation.

     County agrees that in the event (i) County makes a claim or draw on this Guarantee without just cause, i.e., Owner is not in breach of any of its obligations secured by this Guarantee under the Development Agreement, or (ii) County makes a claim or draw on this Guarantee in violation of the priority provisions of Section 9.9.7 of the Development Agreement (Priority of Use of Financial Assurances), then County shall immediately reimburse to Guarantor the principal amount, if any, wrongfully or improperly drawn on this Guarantee and immediately reimburse to Owner and Guarantor all of Owner's and Guarantor's reasonable costs, expenses and fees (including without limitation attorneys' fees) incurred in connection with such wrongful or improper claim or draw, together with interest on all such amounts (including the principal amount of the draw) at the then highest lawful rate.

     6. WAIVERS BY GUARANTOR/NO IMPAIRMENT. Unless otherwise agreed by Guarantor and County, Guarantor hereby expressly waives notice of acceptance of this Guarantee, presentment, protest, dishonor, nonpayment and the creation, renewal, extension, modification or accrual of any of the obligations guaranteed as well as notice and diligence in collection, and further agrees that its liability hereunder shall not be diminished, released, impaired, reduced or affected by:

          6.1 TAKING OF OTHER SECURITY. The taking or accepting by the County of any other security or guarantee for any or all of the obligations of Owner covered by this Guarantee;

          6.2 RELEASE OF OTHER SECURITY. The release, withdrawal, waiver, surrender, exchange, substitution, subordination, loss or other modification of any other security or guarantee existing in connection with any or all the obligations of Owner covered by this Guarantee;

          6.3 MODIFICATION OF OBLIGATIONS. The extension, modification, or consolidation of the payment of any or all the obligations of Owner covered by this Guarantee, or any adjustment, indulgence, forbearance or compromise that may be granted or given by the County to Owner with respect to such obligations;

          6.4 ACTION AGAINST OWNER. The negligence, delay, omission, failure or refusal of County to take or prosecute any action for the collection of any obligation covered by this Guarantee against Owner or Guarantor.

     It being specifically agreed, however, the obligations of Guarantor hereunder shall not be increased without the prior written consent of Guarantor.

     The obligations of Guarantor hereunder are independent of the obligation of Owner. Upon any failure of Owner to pay the amounts guaranteed by this Guarantee, the County may, at its option and subject to and in compliance with Sections 3 and 5 of this Guarantee, proceed directly and at once against Guarantor to collect and recover the full amount hereby guaranteed, or any portion thereof, without first proceeding against Owner. Guarantor hereby waives any right other than as set forth in Section 3 of this Guarantee to require County to proceed against Owner or any other person, or to pursue any other remedy. Suit on this Guarantee may be joined with suit on the obligation against Owner, or may be brought prior to, concurrently with or subsequent to any such suit, or without the bringing of any such suite.

     Guarantor hereby assumes sole responsibility for keeping fully informed of the financial condition of Owner and all other circumstances concerning Owner's performance or ability to perform its obligations to County, and agrees that County will have no duty to report to Guarantor any information that the County may receive about Owner's financial condition or performance or ability to perform under this Guarantee.

     Guarantor hereby waives all rights and benefits under California Civil Code Sections 2819, 2810, 2809, 2845, 2847, 2848, 2849 and 2850.

     The foregoing provisions of this Section 6 shall not, and are not intended to be interpreted to, waive or otherwise affect the County's obligations under
Section 9.9 of the Development Agreement pertaining to notice, priority of use of financial assurances, alternative or substitute financial assurances, or wrongful claims or draws or the County's obligations pursuant to this Guarantee.

     7. TERM. This Guarantee shall remain in full force and effect until terminated as provided in the Development Agreement or until the County gives its written consent to such termination.

     8. FINANCIAL STATUS OF GUARANTOR. At all times during the term of this Guarantee, and regardless of whether the amount of this Guarantee is reduced from time to time pursuant to Sections 9.9.5(c) or 9.9.7 of the Development Agreement, this Guarantee Agreement, or otherwise with the County's written consent, at that time Guarantor must have either (i) a long-term senior unsecured debt rating of B+ or better as determined by Standard and Poor's Corporation ("S&P") or Moody's Investors Service ("MOODYS"), OR (ii) a tangible net worth (as defined in Section 9.9.4(b) of the Development Agreement) equal to at least One Hundred Million Dollars ($100,000,000.00). Accordingly, if at any time during the term of this Guarantee, both (i) Guarantor's credit rating is below B+ (or Guarantor is unrated) AND (ii) Guarantor's tangible net worth is less than $100,000,000.00, then, as provided in Section 9.9.4(b) of the Development Agreement, within ninety (90) days of becoming aware of such circumstance OWNER shall provide for adequate substitute or additional financial assurance(s) pursuant to Section 9.9.7 of the Development Agreement or as otherwise agreed to in writing by County.

     Within one hundred twenty (120) days after the end of each fiscal year of Guarantor during the term of this Guarantee, Guarantor shall provide to the County certification from a nationally recognized public accounting firm that Guarantor has the required level of tangible net worth (or required debt rating).

     9. SUBSTITUTION OF OTHER FINANCIAL ASSURANCES. Guarantor or Owner may, at any time during the term of this Guarantee, and with the consent of the County, which consent shall not be unreasonably withheld, substitute a different financial assurance for all or a portion of this Guarantee subject to the terms and restrictions specified in Section 9.9.7 (Alternative or Substitute Financial Assurances) of the Development Agreement. If a portion of this Guarantee is replaced by a substitute financial assurance pursuant to Section 9.9.7, thus reducing the amount of this Guarantee accordingly, or the amount of this Guarantee is reduced pursuant to Section 9.9.5(c) of the Development Agreement (Financial Assurances Fund), then this Guarantee shall remain in full force and effect as to the remaining amount of the Guarantee (i.e., that portion not replaced or reduced).

     10. SALE OF OWNERSHIP INTEREST IN OWNER. The sale, exchange, modification of an ownership position, or other disposition of its ownership interest in Owner shall not diminish, reduce, impair, release or in any other way affect the guarantee obligations of Guarantor under this Guarantee, unless and until the County has specifically and in writing released Guarantor from its obligations hereunder.

     11. NOTICES. Any and all notices between the parties hereto provided for or permitted hereunder shall be in writing and shall be deemed duly served when personally delivered to the recipient named below, or in lieu of such personal service, on the date of delivery shown on the return receipt, after deposit in the United States mail in a sealed envelope as wither registered or certified mail with return receipt requested, and postage and postal charges prepaid, and addressed to the recipient named below, or on the date of delivery shown in the records of the telegraph company after transmission by telegraph to the recipient named below. All notices shall be addressed as follows:

TO THE COUNTY:                Clerk of the Board of Supervisors
                              County of Riverside
                              P.O. Box 1147
                              Riverside, California  92502-1147

WITH COPY TO:                 County Counsel, County of Riverside
                              3535 Tenth Street, Suite 300
                              Riverside, California  92501

TO GUARANTOR:                 ----------------------------------------
                              ----------------------------------------
                              ----------------------------------------
                              ----------------------------------------

WITH COPY TO:                 Mine Reclamation Corporation
                              43-645 Monterey Avenue, Suite A
                              Palm Desert, CA  92260

                              Kaiser Eagle Mountain, Inc.
                              Eagle Mountain Reclamation, Inc.
                              Kaiser Ventures Inc.
                              3633 E. Inland Empire Blvd., Suite 850
                              Ontario CA 91764

     12.  MISCELLANEOUS PROVISIONS.

          12.1 INCORPORATION OF DEVELOPMENT AGREEMENT; INTEGRATION. This Guarantee was prepared as an exhibit to the Development Agreement, and the terms of that Development Agreement are incorporated herein by reference. In the event of a conflict between the terms of this Guarantee and the Development Agreement, the Development Agreement shall control. Together with the Development Agreement, this Guarantee embodies the entire agreement among the parties hereto with respect to any matter, and supersedes any and all prior agreements among the parties, if any, with respect to any matter. No course of prior dealing among the parties, no usage of trade, and no parol or extrinsic evidence of any nature shall be used to supplement, modify or vary any of the terms hereof. There are no conditions to the full effectiveness (i.e., binding nature) of this Guarantee.

          12.2 GOVERNING LAW. This Guarantee and any dispute arising hereunder shall be governed and interpreted in accordance with the laws of the State of California, and any litigation involving this Guarantee shall be brought in the courts of that State.

          12.3 SECTION HEADINGS. All section headings and subheadings are inserted for convenience only and shall not affect any construction or interpretation of this Guarantee.

          12.4 NO THIRD PARTY BENEFICIARIES. This Guarantee is made and entered into for the sole protection and benefit of the parties and their successors and assigns, and no other person shall have any right of action based upon any provision of this Guarantee.

          12.5 ATTORNEYS' FEES. Should legal action or other proceedings be brought by either party for breach of this Guarantee or to enforce or interpret an provision hereof, the prevailing party in such action or proceeding shall be entitled to reasonable attorneys fees, court costs, and other litigation expenses, including without limitation, expenses incurred for preparation and discovery.

          12.6 AMENDMENT.  Except as otherwise provided in Sections 9.9.5(c) and
9.9.7 of the Development Agreement, this Guarantee may be waived, modified or amended only by writing signed by both of the parties.

     IN WITNESS WHEREOF, ______________________ has executed this Guarantee and made it effective, and the County has accepted this Guarantee, on the effective date as herein above set forth.

[signatures on next page]
                            "GUARANTOR"

                            a ______________________________________


                            By: ____________________________________

                            Its:____________________________________

                            "COUNTY"
                            COUNTY OF RIVERSIDE
                              a political subdivision of the State of California


                            By: ____________________________________

                            Its:____________________________________